[CLAYTON UTZ LOGO]

Medallion Trust Series [_]
Security Trust Deed

P.T. Limited
ABN 67 004 454 666

The Bank of New York

Securitisation Advisory Services Pty. Limited
ABN 88 064 133 946

Perpetual Trustee Company Limited
ABN 42 000 001 007

If you have any questions about the details of this document
PLEASE CONTACT [_______________________] ON + 61 2 9353 4000

Clayton Utz
Lawyers
Levels 19-35 No. 1 O'Connell Street Sydney NSW 2000 Australia
PO Box H3 Australia Square Sydney NSW 1215
T + 61 2 9353 4000 F + 61 2 8220 6700

WWW.CLAYTONUTZ.COM

Our reference [_______________________]

     6.3     Dealing in Accordance with Master Trust Deed, the Series

8.   RIGHTS AND OBLIGATIONS OF THE SECURITY TRUSTEE FOLLOWING EVENT OF
     DEFAULT...............................................................   19

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     8.1     Notify Voting Secured Creditors and Convene Meeting of Voting

10.  POWERS AND PROTECTIONS FOR SECURITY TRUSTEE AND RECEIVER AND POWER OF

     14.1    Duties of the Security Trustee limited to duties in this

     18.6    Appointment of Substitute Security Trustee by Voting Secured
             Creditors.....................................................   48
     18.7    Release of Security Trustee...................................   48
     18.8    Vesting of Security Trust Fund in Substitute Security

     23.3    Consent to Payment Modification in relation to Offered

SECURITY TRUST DEED MADE AT SYDNEY ON [_____]

PARTIES   P.T. LIMITED ABN 67 004 454 666 of Level 12, 123 Pitt Street, Sydney,
          NSW 2000 Australia (hereinafter included in the expression the
          "SECURITY TRUSTEE")

          THE BANK OF NEW YORK of 101 Barclay Street, 21W, New York 10286
          (hereinafter included by incorporation in the expression the "OFFERED
          NOTE TRUSTEE")

          SECURITISATION ADVISORY SERVICES PTY. LIMITED ABN 88 064 133 946 of
          Level 7, 48 Martin Place, Sydney, NSW 2000 Australia ("MANAGER")

          PERPETUAL TRUSTEE COMPANY LIMITED ABN 42 000 001 007 of Level 12, 123
          Pitt Street, Sydney, NSW 2000 Australia ("TRUSTEE")

BACKGROUND

A.    The Trustee is the trustee, and the Manager is the manager, of the Series
      Trust.

B.    The Trustee is authorised to enter into this Deed to charge the assets of the Series Trust to secure the payment in full of the Secured Moneys to the Secured Creditors of the Series Trust.

C.    The Offered Note Trustee will be appointed as trustee under the Offered
      Note Trust Deed to act on behalf of the Offered Noteholders.

D.    The Security Trustee has agreed to act as trustee for the benefit of the
      Secured Creditors on the terms and conditions and with the powers and authorities contained in this Deed.

OPERATIVE PROVISIONS

1.    DEFINITIONS AND INTERPRETATION

1.1   DEFINITIONS

      In this Deed, unless the contrary intention appears:

      "AGENT" has the same meaning as in the Agency Agreement.

      "AUTHORISED OFFICER" means:

      (a)  in relation to the Security Trustee, a director or secretary of the
           Security Trustee or an officer of the Security Trustee whose title contains the word or words "manager", "counsel", "head" or a person performing the functions of any of them; and

      (b)  in relation to the Offered Note Trustee, an Authorised Officer of the
           Offered Note Trustee for the purposes of the Offered Note Trust Deed.

      "CHARGE" means the charge created by this Deed.

      "CHARGE RELEASE DATE" subject to clause 22.3 means the date the Security
      Trustee releases the Charged Property from the Charge.

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      "CHARGED PROPERTY" means all the Assets of the Series Trust held by the
      Trustee from time to time as trustee of the Series Trust and the benefit of all covenants, agreements, undertakings, representations, warranties and other choses in action in favour of the Trustee under the Transaction
      Documents, but does not, at the time of the execution and delivery of this
      Deed, include any of the foregoing situated outside the State of New South
      Wales.

      "CLASS A-1 CURRENCY SWAP TERMINATION PROCEEDS" means the US dollar proceeds (if any) received from the Currency Swap Provider under the Class
      A-1 Currency Swap as a result of the occurrence (if any) of an "Early
      Termination Date" thereunder, and includes any interest earned and credited thereon whilst such proceeds are invested in the US dollar interest bearing account referred to in clause 13.7(a).

      "CLASS A-3 CURRENCY SWAP TERMINATION PROCEEDS" means the Euro proceeds (if any) received from the Currency Swap Provider under the Class A-3 Currency
      Swap as a result of the occurrence (if any) of an "Early Termination Date"
      thereunder, and includes any interest earned and credited thereon whilst such proceeds are invested in the Euro interest bearing account referred to in clause 13.7(b).

      "CLASS B BASIC TERM MODIFICATION" means an alteration, addition or amendment to this Deed or to the terms and conditions of the Securities which has the effect of:

      (a)  reducing, cancelling, postponing the date of payment, modifying the method for the calculation or altering the order of priority under this Deed, of any amount payable in respect of any principal or interest in respect of the Class B Notes;

      (b)  altering the currency in which payments under the Class B Notes are to be made;

      (c)  altering the majority required to pass an Extraordinary Resolution under this Deed; or

      (d)  sanctioning any scheme or proposal for the exchange or sale of the
           Class B Notes for or the conversion of the Class B Notes into or the cancellation of the Class B Notes in consideration of shares, stock, notes, bonds, debentures, debenture stock and/or other obligations and/or securities of the Trustee or any other company formed or to be formed, or for or into or in consideration of cash, or partly for or into or in consideration of such shares, stock, notes, bonds, debentures, debenture stock and/or other obligations and/or securities as aforesaid and partly for or in consideration of cash.

      "EVENT OF DEFAULT" has the meaning given to it in clause 7.

      "EXTRAORDINARY RESOLUTION" of the Voting Secured Creditors or a class of
      Voting Secured Creditors means:

      (a)  a resolution which is passed at a meeting of the then Voting Secured
           Creditors or, where applicable, a class of Voting Secured Creditors duly convened and held in accordance with the provisions of this Deed
           (including the Annexure) by a majority consisting of not less than
           75% of the votes (determined in accordance with clause 8(d)(i) of the
           Annexure) of the persons present and voting at the meeting who are then Voting Secured Creditors, or Voting Secured Creditors of that class, or representing such Voting Secured Creditors or, if a poll is demanded, by then Voting Secured Creditors, or Voting Secured
           Creditors of that class, holding or representing between them Voting

                                                                               2

           Entitlements comprising in aggregate a number of votes which is not less than 75% of the aggregate number of votes comprised in the
           Voting Entitlements held or represented by all the persons present at the meeting voting on such poll; or

      (b)  a resolution in writing in relation to all Voting Secured Creditors or the class of Voting Secured Creditors pursuant to clause 16 of the
           Annexure.

      "OFFERED NOTE TRUST" has the same meaning as in the Offered Note Trust
      Deed.

      "INSOLVENCY EVENT" in relation to:

      (a)  the Trustee, means each of the following events:

           (i)    an application is made to a court (which application is not dismissed or stayed on appeal within 30 days) for an order or an order is made that the Trustee be wound up or dissolved;

           (ii)   an application is made to a court for an order appointing a liquidator, a provisional liquidator, a receiver or a receiver and manager in respect of the Trustee (which application is not dismissed or stayed on appeal within 30 days), or one of them is appointed, whether or not under an order;

           (iii)  except on terms approved by the Security Trustee, the Trustee enters into, or resolves to enter into, a scheme of
                  arrangement, deed of company arrangement or composition with, or assignment for the benefit of, all or any class of its
                  creditors, or it proposes a reorganisation, moratorium or
                  other administration involving any of them;

           (iv)   the Trustee resolves to wind itself up, or otherwise dissolve itself, or gives notice of intention to do so, except to
                  reconstruct or amalgamate while solvent on terms approved by the Security Trustee or is otherwise wound up or dissolved;

           (v)    the Trustee is or states that it is unable to pay its debts when they fall due;

           (vi)   as a result of the operation of section 459F(1) of the
                  Corporations Act, the Trustee is taken to have failed to
                  comply with a statutory demand;

           (vii)  the Trustee is or makes a statement from which it may be reasonably deduced by the Security Trustee that the Trustee is, the subject of an event described in section 459C(2)(b) or section 585 of the Corporations Act;

           (viii) the Trustee takes any step to obtain protection or is granted protection from its creditors, under any applicable
                  legislation or an administrator is appointed to the Trustee or the board of directors of the Trustee propose to appoint an administrator to the Trustee or the Trustee becomes aware that a person who is entitled to enforce a charge on the whole or substantially the whole of the Trustee's property proposes to appoint an administrator to the Trustee; and

                                                                               3

           (ix)   anything analogous or having a substantially similar effect to any of the events specified above happens under the law of any applicable jurisdiction; and

      (b)  the Security Trustee, has the same meaning as in the Master Trust
           Deed (provided that any approval thereunder must be given by the
           Manager rather than the Trustee as specified therein).

      "INTERESTED PERSONS" means a collective reference to the Trustee, the
      Secured Creditors, the Manager and all persons claiming through them and
      "INTERESTED PERSON" means a several reference to all Interested Persons.

      "MANAGER" means Securitisation Advisory Services Pty. Limited or if
      Securitisation Advisory Services Pty. Limited retires or is removed as manager of the Series Trust, any then Substitute Manager and includes the
      Trustee when acting as the Manager in accordance with the provisions of the Master Trust Deed.

      "MASTER TRUST DEED" means the Master Trust Deed dated 8 October 1997 and made between the Trustee and the Manager, as amended from time to time.

      "OUTSTANDING CASH ADVANCE DEPOSIT" on a given date means the amount of the
      Cash Advance Deposit on that date together with all accrued but unpaid interest on the Cash Advance Deposit payable to the Liquidity Facility
      Provider pursuant to the Liquidity Facility Agreement.

      "OUTSTANDING INTEREST RATE SWAP PREPAYMENT AMOUNT" has the same meaning as in each Interest Rate Swap Agreement.

      "POTENTIAL EVENT OF DEFAULT" has the same meaning as in the Offered Note
      Trust Deed.

      "PRE-DEFAULT ACTION" means:

      (a)  an action which the Security Trustee is required or empowered to take prior to an Event of Default under:

           (i)   paragraphs (a)(iii), (a)(iv) and (a)(vii) of the definition of
                 "Insolvency Event" in this clause 1.1; and

           (ii)  clauses 6.1, 6.2(c), 8.3, 8.4, 9.5, 11.5, 11.8, 14, 15.2,
                 16.1, 17.2, 19, 20.1, 20.2, 22, 24 and 29; and

      (b)  such action as the Security Trustee considers necessary to cause the
           Trustee to comply with its obligations under clause 19.1.

      "PRIOR INTEREST" means the lien over, and right of indemnification from, the Charged Property held by the Trustee under, and calculated in accordance with, the Master Trust Deed for Trustee Indemnity Costs (other than the Secured Moneys and other than the Arranging Fees payable to the
      Manager) in relation to the Series Trust which are unpaid, or paid by the
      Trustee but not reimbursed to the Trustee from the Assets of the Series
      Trust.

      "RECEIVER" means a receiver appointed by the Security Trustee under this
      Deed and includes a receiver and manager and where more than one person has been appointed as receiver or receiver and manager each such person and also any servant agent or delegate of any such receiver or receiver and manager.

      "REPRESENTATIVE" means:

                                                                               4

      (a)  in relation to a Voting Secured Creditor, a person appointed as a proxy for that Voting Secured Creditor pursuant to clause 10 of the
           Annexure; and

      (b)  without limiting the generality of paragraph (a), in relation to a
           Voting Secured Creditor that is a body corporate, a person appointed pursuant to clause 11 of the Annexure by that Voting Secured
           Creditor.

      "SECURED CREDITORS" means the Offered Note Trustee (in its personal capacity and as trustee of the Offered Note Trust), each Agent, each
      Securityholder, each Hedge Provider, the Liquidity Facility Provider, the
      Standby Redraw Facility Provider, the Servicer and each Seller and
      "SECURED CREDITOR" means each of the Secured Creditors.

      "SECURED MONEYS" means, without double counting, the aggregate of all moneys owing to the Security Trustee or to a Secured Creditor under any of the Transaction Documents provided that:

      (a)  the amount owing by the Trustee in relation to the principal component of a Security is to be calculated by reference to the
           Invested Amount of that Security; and

      (b)  the amount owing by the Trustee in relation to the principal component of the Standby Redraw Facility Agreement is to be calculated by reference to the aggregate of the Standby Redraw
           Facility Principal and the Unreimbursed Principal Charge-offs in relation to the Standby Redraw Facility Principal.

      "SECURITY TRUST" means the trust established under clause 2.2 of this
      Deed.

      "SECURITY TRUST FUND" means any property and benefits which the Security
      Trustee holds on trust for the Secured Creditors under this Deed including, without limitation, all the right, title and interest of the
      Security Trustee in connection with the Charge and any property which represents the proceeds of sale of any such property or proceeds of enforcement of the Charge.

      "SECURITY TRUSTEE" means P.T. Limited ABN 67 004 454 666 or if P.T.
      Limited ABN 67 004 454 666 retires or is removed as security trustee, any then Substitute Security Trustee.

      "SENIOR SECURITY" means a Class A-1 Note, a Class A-2 Note, a Class A- 3
      Note or a Redraw Bond.

      "SENIOR SECURITYHOLDER" means a Class A-1 Noteholder, a Class A-2
      Noteholder, a Class A-3 Noteholder or a Redraw Bondholder.

      "SERIES SUPPLEMENT" means the Series Supplement dated on or about the date of this Deed between the Commonwealth Bank of Australia ABN 48 123 123
      124, Homepath Pty Limited ABN 35 081 986 530, the Manager and the Trustee.

      "SERIES TRUST" means the trust known as the Medallion Trust Series [_]
      established pursuant to the Master Trust Deed and the Series Supplement.

      "STATUTE" means any legislation now or hereafter in force of the
      Parliament of the Commonwealth of Australia or of any State or Territory
      thereof and any rule regulation ordinance by-law statutory instrument order or notice now or hereafter made under such legislation.

      "SUBSTITUTE SECURITY TRUSTEE" at any given time means the entity then appointed as Security Trustee under clause 19.

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      "TRUSTEE INDEMNITY COSTS" means the fees, costs, charges and expenses incurred by, or payable to the Trustee (in its capacity as trustee of the
      Series Trust) in accordance with the Master Trust Deed (including clause
      16.11 of the Master Trust Deed) and the Series Supplement.

      "VOTING ENTITLEMENT" means, on a particular date the number of votes which a Voting Secured Creditor would be entitled to exercise if a meeting of
      Voting Secured Creditors were held on that date, being in respect of a given Voting Secured Creditor and subject to clause 13.5(c) in the case of the Class A-1 Noteholders and to clause 13.6(c) in the case of the Class
      A-3 Noteholders, the number calculated by dividing the Secured Moneys owing to that Voting Secured Creditor by 10 and rounding the resultant figure down to the nearest whole number, provided that if the Offered Note
      Trustee is a then Voting Secured Creditor it will have a Voting
      Entitlement equal to the aggregate Voting Entitlement (determined in accordance with the foregoing) for all Offered Noteholders.

      "VOTING SECURED CREDITOR" means:

      (a)  for so long as the Secured Moneys of the Securityholders are 75% or more of the then total Secured Moneys:

           (i)   if any Offered Note then remains outstanding, the Offered Note
                 Trustee (or, if the Offered Note Trustee has become bound to notify, or seek directions from, the Offered Noteholders or to take steps and/or to proceed under the Offered Note Trust Deed and fails to do so as and when required by the Offered Note
                 Trust Deed and such failure is continuing, the Offered
                 Noteholders); if any Class A-2 Notes remain outstanding, the
                 Class A-2 Noteholders; and if any Redraw Bonds remain
                 outstanding, the Redraw Bondholders; or

           (ii)  if no Senior Security then remains outstanding, the Class B
                 Noteholders; and

      (b)  otherwise:

           (i)   if any Offered Notes remain outstanding, the Offered Note
                 Trustee (or, if the Offered Note Trustee has become bound to take steps and/or to proceed under the Offered Note Trust Deed and fails to do so as and when required by the Offered Note
                 Trust Deed and such failure is continuing, the Offered
                 Noteholders); and

           (ii)  each other then Secured Creditor (other than the Offered Note
                 Trustee and the Offered Noteholders).

1.2   SERIES SUPPLEMENT AND MASTER TRUST DEED DEFINITIONS

      Subject to clause 1.10, unless defined in this Deed, words and phrases defined in either or both of the Master Trust Deed and the Series
      Supplement have the same meaning in this Deed. Where there is any inconsistency in a definition between this Deed (on the one hand) and the
      Master Trust Deed or the Series Supplement (on the other hand), this Deed prevails. Where there is any inconsistency in a definition between the
      Master Trust Deed and the Series Supplement, the Series Supplement
      prevails over the Master Trust Deed in respect of this Deed. Subject to clause 1.10, where words or phrases used but not defined in this Deed are defined in the Master Trust Deed in relation to a Series Trust (as defined in the Master Trust Deed) and/or an Other Trust such words or phrases are to be construed in this Deed, where necessary, as being used only in relation to the Series Trust (as

                                                                               6

      defined in this Deed) and/or the CBA Trust (as defined in the Series
      Supplement), as the context requires.

1.3   INTERPRETATION

      In this Deed unless the contrary intention appears:

      (a)  the expression "PERSON" includes an individual, a corporation and a
           Governmental Agency;

      (b)  the expression "OWING" includes amounts that are owing whether such amounts are liquidated or not or are contingent or presently accrued due and includes all rights sounding in damages only;

      (c)  the expression "POWER" in relation to a person includes all powers, authorities, rights, remedies, privileges and discretions conferred upon that person by the Transaction Documents, by any other deed, agreement, document, or instrument, by any Statute or otherwise by law;

      (d)  a reference to any person includes that person's executors, administrators, successors, substitutes and assigns, including any person taking by way of novation;

      (e)  subject to clause 1.10, a reference to this Deed, the Master Trust
           Deed or to any other deed, agreement, document or instrument includes, respectively, this Deed, the Master Trust Deed or such other deed, agreement, document or instrument as amended, novated, supplemented, varied or replaced from time to time;

      (f)  a reference to any Statute or to any section or provision of any
           Statute includes any statutory modification or re-enactment or any statutory provision substituted therefor and all ordinances, by-laws, regulations and other statutory instruments issued thereunder;

      (g)  a reference to a Related Body Corporate includes a corporation which is or becomes a Related Body Corporate during the currency of this
           Deed;

      (h)  words importing the singular include the plural (and vice versa) and words denoting a given gender include all other genders;

      (i)  headings are for convenience only and do not affect the interpretation of this Deed;

      (j)  a reference to a clause is a reference to a clause of this Deed;

      (k)  a reference to a Schedule or an Annexure is a reference to the
           Schedule or Annexure to this Deed;

      (l)  where any word or phrase is given a defined meaning any other part of speech or other grammatical form in respect of such word or phrase has a corresponding meaning;

      (m)  all accounting terms used in this Deed have the same meaning ascribed to those terms under accounting principles and practices generally accepted in Australia from time to time;

      (n)  a reference to a party is a reference to a party to this Deed;

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      (o)  a reference to time is a reference to Sydney time;

      (p)  a reference to any thing (including, without limitation, the Secured
           Money, any other amount and the Charged Property) is a reference to the whole and each part of it and a reference to a group of persons is a reference to all of them collectively, to any two or more of them collectively and to each of them individually;

      (q)  if an act prescribed under this Deed to be done by a party on or by a given day is done after 5.30 pm on that day, it is to be taken to be done on the following day;

      (r)  where any day on which a payment is due to be made or a thing is due to be done under this Deed is not a Business Day, that payment must be made or that thing must be done on the immediately succeeding
           Business Day;

      (s)  a reference to "WILFUL DEFAULT" in relation to the Trustee, the
           Security Trustee or the Manager means, subject to clause 1.3(t), any wilful failure to comply with, or wilful breach by, the Trustee, the
           Security Trustee or the Manager (as the case may be) of any of its obligations under any Transaction Document, other than a failure or breach which:

           (i)   A.   arises as a result of a breach of a Transaction Document
                      by a person other than:

                      1)   the Trustee, the Security Trustee or the Manager (as
                           the case may be); or

                      2)   any other person referred to in clause 1.3(t) in
                           relation to the Trustee, the Security Trustee or the
                           Manager (as the case may be); and

                 B.   the performance of the action (the non-performance of
                      which gave rise to such breach) is a precondition to the
                      Trustee, the Security Trustee or the Manager (as the case
                      may be) performing the said obligation;

           (ii)  is in accordance with a lawful court order or direction or required by law; or

           (iii) is:

                 A.   in accordance with any proper instruction or direction of
                      the Voting Secured Creditors given at a meeting of Voting
                      Secured Creditors convened pursuant to this Deed; or

                 B.   in accordance with any proper instruction or direction of
                      the Investors given at a meeting convened under the Master
                      Trust Deed (as amended by the Series Supplement);

      (t)  a reference to the "FRAUD", "NEGLIGENCE" or "WILFUL DEFAULT" of the
           Trustee, the Security Trustee or the Manager means the fraud, negligence or wilful default of the Trustee, the Security Trustee or the Manager (as the case may be) and of its officers, employees, agents and any other person where the

                                                                               8

           Trustee, the Security Trustee or the Manager (as the case may be) is liable for the acts or omissions of such other person under the terms of any Transaction Document;

      (u)  subject to clause 27.2, each party will only be considered to have knowledge or awareness of, or notice of, a thing or grounds to believe anything by virtue of the officers of that party (or any
           Related Body Corporate of that party) which have the day to day responsibility for the administration or management of that party's
           (or a Related Body Corporate of that party's) obligations in relation to the Series Trust or this Deed, having actual knowledge, actual awareness or actual notice of that thing, or grounds or reason to believe that thing (and similar references will be interpreted in this way). In addition, notice, knowledge or awareness of an Event of
           Default means notice, knowledge or awareness of the occurrence of the events or circumstances constituting an Event of Default. The
           Security Trustee will be regarded as being actually aware of an Event of Default if it receives a written notice from the Trustee, the
           Manager or the Offered Note Trustee that the Trustee, the Manager or the Offered Note Trustee (as the case may be) believes, on reasonable grounds, that the Event of Default has occurred; and

      (v)  a reference to prospective liabilities includes, without limitation, the liabilities of the Trustee under the Transaction Documents.

1.4   INCORPORATION OF ANNEXURE

      This Deed incorporates the Annexure which forms part of, and is subject to, this Deed.

1.5   TRUSTEE'S CAPACITY

      In this Deed, unless expressly specified otherwise:

      (a)  (REFERENCES TO TRUSTEE): a reference to the Trustee is a reference to the Trustee in its capacity as trustee of the Series Trust only, and in no other capacity;

      (b)  (REFERENCES TO ASSETS OF TRUSTEE): a reference to the undertaking, assets, business or money of the Trustee is a reference to the undertaking, assets, business or money of the Trustee in the capacity referred to in paragraph (a); and

      (c)  (INSOLVENCY EVENT): a reference in the definition of "INSOLVENCY
           EVENT" in clause 1.1 to the Trustee is to the Trustee only in its capacity as trustee of the Series Trust and does not include the
           Trustee personally, as trustee of any other trust fund or in any other capacity whatsoever.

1.6   DETERMINATION OF OUTSTANDING HEDGE MONEY

      If an "Early Termination Date", as defined in a relevant Hedge Agreement, has not been designated in respect of any "Transactions", as defined in the Hedge Agreement, the amounts owing by the Trustee to a Hedge Provider under the Hedge Agreement in respect of those Transactions are to be determined by the Manager on the relevant date as if an Early Termination
      Date has been designated in respect of those Transactions in accordance with the Hedge Agreement at the time of such determination and as if the
      Manager were a "Non-defaulting Party", as defined in the Hedge Agreement, following an "Event of Default", as defined in the Hedge Agreement, in respect of those Transactions.

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1.7   AMOUNTS OUTSTANDING

      For the purposes of determining whether any amount constitutes Secured
      Moneys, for the purposes of clause 7(g) and, for the purposes of clause
      13.1 (and for these purposes only), the calculation of any amounts owing or due by the Trustee shall be made without regard to any limitation on the Trustee's liability that may be construed as meaning that such amounts are not owing or are not due and payable.

1.8   BENEFIT OF COVENANTS UNDER THIS DEED

      Unless the context indicates a contrary intention, the Security Trustee holds the covenants, undertaking and other obligations and liabilities of the Trustee and the Manager under this Deed on trust for the benefit of the Secured Creditors on the terms and conditions of this Deed.

1.9   OBLIGATIONS SEVERAL

      The obligations of the parties under this Deed are several.

1.10  INCORPORATED DEFINITIONS AND OTHER PROVISIONS

      Where in this Deed a word or expression is defined by reference to its meaning in another Transaction Document or there is a reference to another
      Transaction Document or to a provision of another Transaction Document, any amendment to the meaning of that word or expression, to that
      Transaction Document or to that provision (as the case may be) will be of no effect for the purposes of this Deed unless and until the amendment is consented to by all parties to this Deed.

2.    THE SECURITY TRUST

2.1   APPOINTMENT OF SECURITY TRUSTEE

      The Security Trustee is hereby appointed and agrees to act as trustee of the Security Trust (with effect from the constitution of the Security
      Trust) on the terms and conditions in this Deed.

2.2   DECLARATION OF SECURITY TRUST

      The Security Trustee declares that it holds the Security Trust Fund on trust for those persons who are Secured Creditors at the time of distribution of any money by the Security Trustee pursuant to clause 13.1.

2.3   DURATION OF SECURITY TRUST

      The Security Trust commences on the date of this Deed and terminates on the first to occur of

      (a)  (CHARGE RELEASE DATE): the Charge Release Date; and

      (b)  (80TH ANNIVERSARY): the 80th anniversary of the date of this Deed.

2.4   BENEFIT OF SECURITY TRUST

      Each Secured Creditor is entitled to the benefit of the Security Trust on the terms and conditions contained in this Deed.

                                                                              10

2.5   INTERESTED PERSONS BOUND

      The provisions of this Deed, the Master Trust Deed and the Series
      Supplement are binding upon every Interested Person and the Security
      Trustee.

2.6   NATURE OF RIGHTS OF SECURED CREDITORS

      Prior to any distribution to the Secured Creditors pursuant to clause
      13.1, no Secured Creditor is entitled to any equitable or proprietary interest in the Charged Property or the Charge, or any rights held by the
      Security Trustee under clause 1.8, and only has a mere right of action against the Security Trustee to properly perform its covenants under this
      Deed and to account to the Secured Creditors in accordance with this Deed.

2.7   SHARED SECURITIES

      The Security Trustee is bound by clause 7.3 of the Series Supplement in respect of each Shared Security notified by the Servicer to the Security
      Trustee in writing to be partly held by the Trustee as trustee of the CBA
      Trust as if a reference therein to the Trustee was a reference to both the
      Security Trustee and the Receiver.

3.    PAYMENT OF SECURED MONEYS

3.1   COVENANT IN FAVOUR OF SECURITY TRUSTEE

      The Trustee covenants in favour of the Security Trustee that it will duly and punctually pay the Secured Moneys to, or to the order of, the Security
      Trustee as and when the same fall due for payment.

3.2   PAYMENTS TO SECURED CREDITORS

      Notwithstanding clause 3.1, every payment by the Trustee, or the Security
      Trustee in accordance with this Deed, to the Secured Creditors on account of the Secured Moneys will operate as payment by the Trustee to the
      Security Trustee in satisfaction of the Trustee's obligations in respect of the Secured Moneys.

4.    CHARGE

4.1   THE CHARGE

      The Trustee charges all its present and future, right, title and interest in the Charged Property, subject only to the Prior Interest, to the
      Security Trustee for the payment in full of all the Secured Moneys.

4.2   FLOATING CHARGE

      The Charge is a floating charge over the Charged Property.

4.3   RANKING OF CHARGE

      Subject only to the Prior Interest, the Charge is a first ranking charge having priority over all other Security Interests of the Trustee over the
      Charged Property.

                                                                              11

4.4   CRYSTALLISATION OF FLOATING CHARGE

      If the Charge has not otherwise taken effect as a fixed charge, it takes effect as a fixed charge automatically and immediately over all the
      Charged Property if an Event of Default occurs, other than if an Event of
      Default described in clauses 7(c) or (e) occurs, in which event it takes effect as a fixed charge automatically and immediately over the affected
      Charged Property. Upon the Charge becoming a fixed charge pursuant to the foregoing provisions of this clause, the Security Trustee is deemed to have intervened at that point in time and to have exercised all its rights of intervention in respect of the relevant Charged Property.

4.5   CONSENT TO DEALINGS

      The Trustee must not (and the Manager will not give any direction to the
      Trustee to) dispose of or deal with the Charged Property, whether the
      Charge is floating or fixed unless such disposition or such other dealing is permitted by or required by and will be effected in accordance with the terms of the Master Trust Deed, the Series Supplement or any other
      Transaction Document. Without limiting the generality of the foregoing, the Trustee or its delegates may (notwithstanding that the Charge has taken effect as a fixed charge) discharge in accordance with the terms of the Transaction Documents, any Mortgage Loan, Mortgage or Collateral
      Security. Any Mortgage Loan, Mortgage or Collateral Security which is discharged by the Trustee or its delegates pursuant to this clause will automatically, and without the need for any act on the part of the
      Security Trustee, be free from and released from this Charge.

4.6   RE-CONVERSION FROM FIXED INTO FLOATING CHARGE

      Subject to clause 4.7, at any time after the Charge has taken effect as a fixed charge over the Charged Property, the Security Trustee may (and will, if directed by an Extraordinary Resolution of the then Voting
      Secured Creditors) by notice in writing to the Trustee convert the Charge from a fixed charge into a floating charge as regards any asset or assets specified in such notice. Upon such notice being received by the Trustee, the Charge as regards such specified asset or assets will immediately become and operate as a floating charge subject to the provisions of this
      Deed and will cease to be a fixed charge over such specified asset or assets.

4.7   REPLACEMENT OF FIXED CHARGE OVER CHARGED PROPERTY

      If the Charge has taken effect as a fixed charge as a result of the occurrence of the Event of Default described in clause 7(a)(i) the
      Security Trustee must, upon notification from the Manager that another
      Authorised Trustee Corporation has been appointed as trustee of the Series
      Trust, by notice in writing to the Trustee convert the charge from a fixed charge into a floating charge as regards the Charged Property.

4.8   SUBSEQUENT DEALING

      From the effective date specified in a notice given under clause 4.6 or
      4.7:

      (a)  (TRUSTEE MAY DEAL AS IF FLOATING CHARGE): the Trustee may deal with the Charged Property the subject of the notice, if it was acquired by the Trustee before the effective date of the notice, as if it had always been charged by way of floating charge under this Deed;

      (b)  (TREAT THE FIXING AS NOT HAVING OCCURRED): the floating charge given by this Deed in respect of Charged Property the subject of the notice acquired by the

                                                                              12

           Trustee on or after the effective date of the notice continues to operate as a floating charge as if it had never been a fixed charge;
           and

      (c)  (THIRD PERSON MAY RELY ON NOTICE THAT CHARGE IS FLOATING): a person dealing with the Trustee in relation to the Charged Property the subject of the notice may rely on a notice from the Security Trustee as conclusive evidence that, as at the time the notice is issued, such Charged Property is charged by way of floating charge.

4.9   LIMIT AND PROSPECTIVE LIABILITY AMOUNT

      (a)  (AMOUNT RECOVERABLE): The Charge is security for the whole of the
           Secured Moneys, but the aggregate amount recoverable under the Charge may not exceed A$[_].

      (b)  (FIXED PRIORITIES): For the purposes of fixing priorities between the
           Charge and any subsequent charge registered under the Corporations
           Act, the Charge secures a prospective liability up to a maximum amount of A$[_].

      (c)  (NO OBLIGATION): Nothing in this clause 4.9 creates any obligation upon the Security Trustee to enter into any arrangement or to advance any moneys or do any act or thing as a result whereof if so created, entered into, advanced or done there would be Secured Moneys, or limits or affects the provisions of section 279(2) of the
           Corporations Act.

5.    REPRESENTATIONS AND WARRANTIES

5.1   BY THE TRUSTEE

      The Trustee represents and warrants to the Security Trustee that:

      (a)  (DUE INCORPORATION): it is duly incorporated and has the corporate power to own its property and to carry on its business as is now being conducted;

      (b)  (CONSTITUTION): the execution delivery and performance of each
           Transaction Document to which it is expressed to be a party does not violate its constitution;

      (c)  (CORPORATE POWER): it has the power and has taken all corporate and other action required to enter into each Transaction Document to which it is expressed to be a party and to authorise the execution and delivery of each Transaction Document to which it is expressed to be a party and the performance of its obligations under each
           Transaction Document to which it is expressed to be a party;

      (d)  (FILINGS): all corporate notices, filings and registrations with the
           Australian Securities and Investments Commission or similar office in its jurisdiction of incorporation and in any other jurisdiction required to be filed or effected, as applicable, by it in connection with the execution, delivery and performance of each Transaction
           Document to which it is expressed to be a party, have been filed or effected, as applicable, and all such filings and registrations are current, complete and accurate;

      (e)  (LEGALLY BINDING OBLIGATION): its obligations under each Transaction
           Document to which it is expressed to be a party are valid, legally binding and enforceable obligations in accordance with the terms of each Transaction

                                                                              13

           Document to which it is expressed to be a party, subject to stamping and any necessary registration and except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganisation, moratorium or trust or general principles of equity or other similar laws affecting creditors' rights generally;

      (f)  (EXECUTION, DELIVERY AND PERFORMANCE): its execution, delivery and performance of each Transaction Document to which it is expressed to be a party does not violate any existing law or regulation or any document or agreement to which it is a party or which is binding upon it or any of its assets;

      (g)  (AUTHORISATION): all consents, licences, approvals and authorisations of every Governmental Agency required to be obtained by it in connection with the execution, delivery and performance of each
           Transaction Document to which it is expressed to be a party in its personal capacity have been obtained and are valid and subsisting;

      (h)  (GOOD TITLE): it is the lawful owner of, and has good right to charge in the manner provided in this Deed, the Charged Property and, subject only to the Master Trust Deed, the Series Supplement, this
           Deed and the Prior Interest, to the best of our knowledge without due enquiry, the Charged Property is free of all other Security
           Interests;

      (i)  (SERIES TRUST VALIDLY CREATED): the Series Trust has been validly created and is in existence at the date of this Deed;

      (j)  (SOLE TRUSTEE): it has been validly appointed as trustee of the
           Series Trust and is presently the sole trustee of the Series Trust;

      (k)  (MASTER TRUST DEED AND THE SERIES SUPPLEMENT): the Series Trust is
           solely constituted by the Master Trust Deed and the Series
           Supplement;

      (l)  (NO PROCEEDINGS TO REMOVE): it has received no notice and to its knowledge no resolution has been passed or direction or notice has been given, removing it as trustee of the Series Trust;

      (m)  (TRUSTEE'S POWER): it has power under the Master Trust Deed and the
           Series Supplement to charge the Charged Property as provided in this
           Deed; and

      (n)  (NO BREACH): it is not in breach of any material provision of the
           Master Trust Deed or the Series Supplement.

5.2  BY THE MANAGER

      The  Manager represents and warrants to the Security Trustee that:

      (a)  (DUE INCORPORATION): it is duly incorporated and has the corporate power to own its property and to carry on its business as is now being conducted;

      (b)  (CONSTITUTION): its execution, delivery and performance of each
           Transaction Document to which it is expressed to be a party does not violate its constitution;

      (c)  (CORPORATE POWER): it has the power and has taken all corporate and other action required to enter into each Transaction Document to which it is expressed to be a party and to authorise the execution and delivery of each

                                                                              14

           Transaction Document to which it is expressed to be a party and the performance of its obligations under each Transaction Document to which it is expressed to be a party;

      (d)  (FILINGS): it has filed all corporate notices and effected all registrations with the Australian Securities and Investments
           Commission or similar office in its jurisdiction of incorporation and in any other jurisdiction as required by law and all such filings and registrations are current, complete and accurate;

      (e)  (LEGALLY BINDING OBLIGATION): its obligations under each Transaction
           Document to which it is expressed to be a party are valid, legally binding and enforceable obligations in accordance with the terms of each Transaction Document to which it is expressed to be a party, except as such enforceability may be limited by any applicable bankruptcy, insolvency, re-organisation, moratorium or trust or general principles of equity or other similar laws affecting creditors' rights generally;

      (f)  (EXECUTION, DELIVERY AND PERFORMANCE): its execution, delivery and performance of each Transaction Document to which it is expressed to be a party does not violate any existing law or regulation or any document or agreement to which it is a party or which is binding upon it or any of its assets; and

      (g)  (AUTHORISATION): all consents, licences, approvals and authorisations of every Governmental Agency required to be obtained by the Manager in connection with the execution, delivery and performance of each
           Transaction Document to which it is expressed to be a party have been obtained and are valid and subsisting.

5.3   BY THE SECURITY TRUSTEE

      The Security Trustee represents and warrants to the Manager and the
      Trustee that:

      (a)  (DUE INCORPORATION): it is duly incorporated and has the corporate power to own its property and to carry on its business as is now being conducted;

      (b)  (CONSTITUTION): its execution, delivery and performance of each
           Transaction Document to which it is expressed to be a party does not violate its constitution;

      (c)  (CORPORATE POWER): it has the power and has taken all corporate and other action required to enter into each Transaction Document to which it is expressed to be a party and to authorise the execution and delivery of each Transaction Document to which it is expressed to be a party and the performance of its obligations under each
           Transaction Document to which it is expressed to be a party;

      (d)  (FILINGS): it has filed all corporate notices and effected all registrations with the Australian Securities and Investments
           Commission or similar office in its jurisdiction of incorporation and in any other jurisdiction as required by law and all such filings and registrations are current, complete and accurate;

      (e)  (LEGALLY BINDING OBLIGATION): its obligations under each Transaction
           Document to which it is expressed to be a party are valid, legally binding and enforceable obligations in accordance with the terms of each Transaction Document to which it is expressed to be a party, except as such enforceability

                                                                              15

           may be limited by any applicable bankruptcy, insolvency,
           re-organisation, moratorium or trust or general principles of equity or other similar laws affecting creditors' rights generally;

      (f)  (EXECUTION, DELIVERY AND PERFORMANCE): its execution, delivery and performance of each Transaction Document to which it is expressed to be a party does not violate any existing law or regulation or any document or agreement to which it is a party or which is binding upon it or any of its assets; and

      (g)  (AUTHORISATION): all consents, licences, approvals and authorisations of every Governmental Agency required to be obtained by the Security
           Trustee in connection with the execution, delivery and performance of each Transaction Document to which it is expressed to be a party have been obtained and are valid and subsisting.

6.    TRUSTEE'S AND MANAGER'S COVENANTS

6.1   COVENANTS IN RESPECT OF CHARGED PROPERTY

      The Trustee undertakes that it will not without the prior written consent of the Security Trustee or as otherwise permitted by this Deed, the Master
      Trust Deed or the Series Supplement:

      (a)  (NO SECURITY INTERESTS): subject only to the Prior Interest, attempt to create or permit to exist any Security Interest howsoever ranking over any part of the Charged Property; and

      (b)  (NO SALE, LEASE ETC.): subject to clause 6.3, convey, assign, transfer, lease or otherwise dispose or part with possession of, make any bailment over, or create or permit to exist any other interest in any part of the Charged Property at any time such part of the Charged
           Property is subject to the Charge.

6.2   GENERAL COVENANTS

      The Trustee agrees to:

      (a)  (COMPLY WITH TRANSACTION DOCUMENTS): comply with its obligations and duties under the Master Trust Deed (in so far as it applies to the
           Series Trust), the Series Supplement and the other Transaction
           Documents;

      (b)  (COPY OF SECURITYHOLDER DETAILS): at the same time or as soon as practical after a notice referred to in clause 6.2(e) is given to the
           Security Trustee by the Trustee or after the Trustee receives a notice pursuant to clause 6.4(b), provide to the Security Trustee and the Offered Note Trustee a current copy of the Register relating to the Series Trust maintained by the Trustee under clause 9 of the
           Master Trust Deed and details (to the extent known by it) of the identity, and notice details, of each Secured Creditor and the
           Secured Moneys owing to each Secured Creditor;

      (c)  (ASSISTANCE TO SECURITY TRUSTEE): provide to the Security Trustee, as the Security Trustee may reasonably require to enable the Security
           Trustee to perform its duties and functions under this Deed (and which the Security Trustee has been unable to obtain from any other party to the Transaction Documents), such information, copies of any accounting records and other documents, statements and reports required to be maintained by, or that are

                                                                              16

           otherwise in the possession of, the Trustee, or which the Trustee is entitled to obtain from any person;

      (d)  (DOCUMENTS OF TITLE): if the Charge has taken effect as a fixed charge, deposit with the Security Trustee immediately or as soon as the Trustee receives them:

           (i)   anything evidencing a Security Interest and any document of title given to the Trustee to secure the payment of a monetary obligation to the Trustee; and

           (ii)  any documents of title relating to property over which the
                 Charge operates as a fixed charge,

           where, in such case, such evidence or documents (as the case may be)
           are then in the Trustee's possession or control;

      (e)  (NOTIFY EVENTS OF DEFAULT ETC.): notify the Security Trustee if it becomes aware of the occurrence of an Event of Default, a Potential
           Event of Default, a Servicer Default, a Perfection of Title Event, a
           Trustee Default, a Manager Default or a Potential Termination Event
           and provide the Security Trustee with details of such occurrence;

      (f)  (NOT INCUR UNAUTHORISED INDEBTEDNESS): not give any guarantees or incur any Borrowings (which does not include debts incurred to trade creditors in the ordinary course of the Trustee's business as trustee of the Series Trust) other than as permitted or contemplated by the
           Transaction Documents;

      (g)  (NOT RELEASE OBLIGATIONS): not discharge or release any person from any of their obligations under the Transaction Documents to which the
           Trustee is a party save where such discharge or release is in accordance with the Transaction Documents; and

      (h)  (NOT ENGAGE IN OTHER ACTIVITIES): not engage (in its capacity as trustee of the Series Trust) in any business or other activities except as permitted or contemplated by the Transaction Documents.

6.3   DEALING IN ACCORDANCE WITH MASTER TRUST DEED, THE SERIES SUPPLEMENT ETC.

      The Trustee may deal with and pay or apply the Charged Property in accordance with the provisions of the Master Trust Deed, the Series
      Supplement and any other Transaction Document at any time that the Charged
      Property is subject to the floating charge.

6.4   MANAGER'S UNDERTAKING

      The Manager undertakes to the Trustee and the Security Trustee that:

      (a)  (NO DIRECTION IN BREACH OF CLAUSE 6): it will not give any direction to the Trustee under the Master Trust Deed or the Series Supplement which would, if complied with, result in the Trustee breaching the terms of this clause 6; and

      (b)  (NOTIFICATION OF EVENTS OF DEFAULT ETC.): it will promptly notify the
           Trustee and the Security Trustee if it becomes aware of the occurrence of an Event of Default, a Potential Event of Default, a
           Servicer Default, a Perfection of Title Event, a Trustee Default, a
           Manager Default or a Potential Termination Event

                                                                              17

           and provide the Trustee and the Security Trustee with details of such occurrence.

7.    EVENTS OF DEFAULT

      Each of the following events is an Event of Default whether or not caused by any reason whatsoever outside the control of any Interested Person or any other person:

      (a)  (i)   (TRUSTEE RETIRES AND REPLACEMENT NOT FOUND): the Trustee
                 retires or is removed, or is required to retire or be removed, as trustee of the Series Trust in accordance with clause 19 of the Master Trust Deed, another Authorised Trustee Corporation is not appointed as trustee of the Series Trust within 30 days of the occurrence of that event and the Manager fails within a further 20 days to convene a meeting of Investors in accordance with clauses 19.3 and 19.4 of the Master Trust Deed;

           (ii)  (LOSS OF INDEMNITY): the Security Trustee becomes aware or is notified by the Manager or the Trustee that the Trustee is (for any reason) not entitled fully to exercise its right of
                 indemnity against the Assets of the Series Trust to satisfy any liability to a Secured Creditor and the circumstances are not rectified to the reasonable satisfaction of the Security
                 Trustee within 14 days of the Security Trustee requiring the
                 Trustee in writing to rectify them; or

           (iii) (SERIES TRUST IMPERFECTLY CONSTITUTED): the Series Trust is not
                 properly constituted or is imperfectly constituted in a manner or to an extent that is regarded by the Security Trustee
                 (acting reasonably) to be materially prejudicial to the
                 interests of any class of Secured Creditor and is incapable of being remedied or if it is capable of being remedied this has not occurred to the reasonable satisfaction of the Security
                 Trustee within 30 days of the discovery thereof;

      (b)  (INSOLVENCY EVENT): an Insolvency Event occurs in relation to the
           Trustee;

      (c)  (ENFORCEMENT OF SECURITY INTERESTS ETC.): distress or execution is levied or a judgment, order or a Security Interest is enforced, or becomes enforceable, over any of the Charged Property or any Asset of the Series Trust for an amount exceeding (either individually or in aggregate) A$[_], or can be rendered enforceable by the giving of notice, lapse of time or fulfilment of any condition;

      (d)  (VOID OR LOSS OF PRIORITY): the Charge:

           (i)   is or becomes wholly or partly void, voidable or unenforceable;
                 or

           (ii)  at or after the date of this Deed, loses the priority which it is expressed to have in clause 4.3 (other than as mandatorily preferred by law or by an act or omission of the Security
                 Trustee);

      (e)  (CREATES SECURITY INTEREST): the Trustee breaches the undertaking in clause 6.1 or attempts to create or allows to exist a Security
           Interest over the Charged Property otherwise than in accordance with the Master Trust Deed, the Series Supplement or this Deed;

                                                                              18

      (f)  (TAX COMMISSIONER'S DETERMINATION): the Commissioner of Taxation, or
           its delegate, determines to issue a notice (under any legislation that imposes a Tax) requiring any person obliged or authorised to pay money to the Trustee to instead pay such money to the Commissioner in respect of any Tax or any fines and costs imposed on the Trustee;

      (g)  (FAILURE TO PAY SECURED MONEYS): any Secured Moneys are not paid within 10 days of when due (other than any Secured Moneys relating to the Class B Notes, while there are any Class A Notes outstanding);
           and

      (h)  (OTHER EVENT OF DEFAULT): any other event occurs which is described in a Transaction Document as an Event of Default for the purposes of this Deed.

8.    RIGHTS AND OBLIGATIONS OF THE SECURITY TRUSTEE FOLLOWING EVENT OF DEFAULT

8.1   NOTIFY VOTING SECURED CREDITORS AND CONVENE MEETING OF VOTING SECURED
      CREDITORS

      Without prejudice to the operation of clause 9.2(b), upon becoming aware of the occurrence of an Event of Default, the Security Trustee must promptly (and, in any event, within 2 Business Days):

      (a)  (NOTIFY SECURED CREDITORS AND THE RATING AGENCIES): notify all then
           Secured Creditors and the Rating Agencies of the Event of Default and
           provide to such Secured Creditors and the Rating Agencies full details of the Event of Default known to the Security Trustee and the actions and procedures, of which the Security Trustee is aware, which are being taken or will be taken by the Trustee and the Manager to remedy the relevant Event of Default; and

      (b)  (CONVENE MEETING OF VOTING SECURED CREDITORS): convene a meeting of the then Voting Secured Creditors and propose the necessary
           Extraordinary Resolutions (in both cases in accordance with the provisions of the Annexure) to seek directions by way of an
           Extraordinary Resolution of the then Voting Secured Creditors regarding the action the Security Trustee should take as a result of such Event of Default pursuant to clause 8.2.

8.2   EXTRAORDINARY RESOLUTIONS

      At a meeting of the then Voting Secured Creditors referred to in clause
      8.1(b) or by a resolution in writing signed by all Voting Secured
      Creditors, the Voting Secured Creditors may direct the Security Trustee by
      Extraordinary Resolution to:

      (a)  (ACCELERATE SECURED MONEYS): declare the Secured Moneys immediately due and payable under clause 9.6;

      (b)  (APPOINT RECEIVER): appoint a Receiver in accordance with clause 10 and, if a Receiver is to be appointed, the Voting Secured Creditors must by a further Extraordinary Resolution determine the amount of the Receiver's remuneration;

      (c)  (EXERCISE POWER OF SALE): instruct the Security Trustee by notice in writing to sell and realise the Charged Property and otherwise enforce the Charge; and/or

                                                                              19

      (d)  (OTHER ACTION): take such other action that the Security Trustee is permitted to take under this Deed as the Voting Secured Creditors may specify in the terms of such Extraordinary Resolution.

8.3   SECURITY TRUSTEE TO ACT IN ACCORDANCE WITH DIRECTIONS

      (a)  (MUST IMPLEMENT EXTRAORDINARY RESOLUTION): Subject to clause 8.3(b), the Security Trustee must take all action necessary to give effect to any Extraordinary Resolution of the Voting Secured Creditors and must comply with all directions contained in or given pursuant to any
           Extraordinary Resolution of the Voting Secured Creditors.

      (b)  (EXCEPTIONS): The obligation of the Security Trustee pursuant to clause 8.3(a) is subject to:

           (i)   this Deed; and

           (ii)  if required by the Security Trustee (in its absolute discretion), the Security Trustee being adequately indemnified to its reasonable satisfaction from the Charged Property or, if requested at any time before or during the relevant meeting, the Security Trustee receiving from the Voting Secured
                 Creditors an indemnity in a form reasonably satisfactory to the
                 Security Trustee (which may be by way of an Extraordinary
                 Resolution of the Voting Secured Creditors) against all
                 actions, proceedings, claims and demands to which it may render itself liable, and all costs, charges, damages and expenses which it may incur, in giving effect to an Extraordinary
                 Resolution of the Voting Secured Creditors.

      (c)  (RANKING OF INDEMNITIES): The Security Trustee must first claim on its indemnity from the Charged Property and if it does not receive such indemnity from the Charged Property within 2 Business Days of the first claim then it may claim on any indemnity from the Voting
           Secured Creditors, including any indemnity provided under clause 8.4.

8.4   SECURITY TRUSTEE MUST RECEIVE INDEMNITY

      If:

      (a)  (SECURITY TRUSTEE REQUIRES INDEMNITY): the Security Trustee convenes a meeting of the Voting Secured Creditors, or is required by an
           Extraordinary Resolution of the Voting Secured Creditors to take any action to enforce this Deed, and advises the Voting Secured Creditors at any time before or during the meeting that the Security Trustee will not take that action in relation to the enforcement of this Deed unless it is personally indemnified by the Voting Secured Creditors to its reasonable satisfaction against all actions, proceedings, claims and demands to which it may render itself liable, and all costs, charges, damages and expenses which it may incur, in relation to the enforcement of this Deed and put in funds to the extent to which it may become liable (including costs and expenses); and

      (b)  (VOTING SECURED CREDITORS REFUSE TO GRANT INDEMNITY): the Voting
           Secured Creditors refuse to grant the requested indemnity and put it in funds,

      the Security Trustee will not be obliged to act in relation to the enforcement of this Deed. In these circumstances, the Voting Secured
      Creditors may then exercise such powers, and

                                                                              20

      enjoy such protections and indemnities, of the Security Trustee under this
      Deed, any Security Interest or any other document or agreement at any time created or entered into in favour of the Security Trustee as security for the Secured Moneys or by law as they determine by Extraordinary
      Resolution. The Security Trustee will not be liable in any manner whatsoever if the Voting Secured Creditors exercise, or do not exercise, the rights given to them in the preceding sentence.

8.5   NOTICE TO TRUSTEE

      If the Voting Secured Creditors pass an Extraordinary Resolution referred to in clause 8.2 at a meeting convened following an Event of Default, the
      Security Trustee must notify the Trustee in writing within 1 Business Day after such Extraordinary Resolution is so passed.

8.6   MANAGER CONVENES MEETING

      If the Security Trustee fails to convene a meeting, or to propose the necessary Extraordinary Resolutions, in accordance with clause 8.1(b), the
      Manager must convene a meeting of Voting Secured Creditors, or propose the necessary Extraordinary Resolutions (as the case may be), in accordance with this clause 8, which meeting is to have only the same powers as if convened by the Security Trustee and is to be conducted in accordance with the provisions of the Annexure, in which event all references in this Deed and the Annexure to the Security Trustee in relation to the requirements of meetings of Voting Secured Creditors will be read and construed, mutatis mutandis, as references to the Manager.

8.7   NOTICE OF EVENT OF DEFAULT

      If the Security Trustee becomes aware of the occurrence of an Event of
      Default, and the Trustee has not given the Security Trustee notice in accordance with clause 6.2(e) the Security Trustee must promptly give the
      Trustee notice of the occurrence of the Event of Default.

8.8   NOTICE OF ACTION TO REMEDY EVENT OF DEFAULT

      If the Trustee and the Manager take any action or procedures to remedy an
      Event of Default, both the Trustee and the Manager must keep the Security
      Trustee informed of those actions and procedures.

9.    ENFORCEMENT

9.1   POWER TO DEAL WITH AND PROTECTION OF THE CHARGED PROPERTY

      If the Charge crystallises and becomes fixed pursuant to the provisions of this Deed:

      (a)  (POWER TO DEAL WITH THE CHARGED PROPERTY CEASES): the Trustee's power to deal with the Charged Property will, subject to clauses 4.5 and
           4.6, immediately cease; and

      (b)  (PROTECTION OF CHARGED PROPERTY): the Security Trustee will have the right either in its own name or in the name of the Trustee to immediately seek and obtain appropriate relief in relation to that part of the Charged Property affected or threatened by the relevant
           Event of Default.

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9.2   RESTRICTIONS ON POWER TO ENFORCE

      If an Event of Default occurs, the Security Trustee must not declare the
      Secured Moneys immediately due and payable under clause 9.6, appoint a
      Receiver under clause 10 or, subject to the operation of clauses 4.4 to
      4.7 (inclusive), otherwise enforce the Charge unless:

      (a)  (VOTING SECURED CREDITORS AUTHORISE ACTION): the Voting Secured
           Creditors have passed an Extraordinary Resolution under or referred to in clause 8.2 or at a meeting convened pursuant to clause 8.6 or pursuant to clause 2 of the Annexure; or

      (b)  (DELAY WOULD BE PREJUDICIAL): in the opinion of the Security Trustee, the delay required to obtain the directions of the Voting Secured
           Creditors in accordance with clause 8.2 would be prejudicial to the interests of the Secured Creditors as a class (in which case the
           Security Trustee must take those actions).

9.3   NO OBLIGATION TO ENFORCE

      Upon the occurrence of an Event of Default, subject to clauses 8.1, 9.2 and 15.3, pending the receipt of directions from the Voting Secured
      Creditors as contemplated by clauses 8.2, 8.3 and 8.4, the Security
      Trustee is not bound to take any action under this Deed or give any consent or waiver or make any determination under this Deed (including, without limiting the generality of the foregoing, to appoint any Receiver, to declare the Charge enforceable or the Secured Moneys immediately due and payable or to take any other proceedings). Nothing in this clause affects the operation of clause 4.4 upon the occurrence of an Event of
      Default or the Charge becoming enforceable prior to the Security Trustee receiving directions from the Voting Secured Creditors.

9.4   LIMITATION ON RIGHTS OF SECURED CREDITORS

      Subject to clause 8.4:

      (a)  (POWERS EXERCISABLE BY SECURITY TRUSTEE ONLY): the powers, rights and remedies conferred on the Security Trustee by this Deed are exercisable by the Security Trustee only, and no Secured Creditor is entitled to exercise the same or any of them; and

      (b)  (SECURED CREDITORS CANNOT ENFORCE): without limiting the generality of the foregoing, no Secured Creditor is entitled to enforce the
           Charge or the provisions of this Deed exercisable by the Security
           Trustee or to appoint a Receiver to any of the Charged Property or otherwise to exercise any power conferred by the terms of any applicable law on chargees.

9.5   IMMATERIAL WAIVERS

      The Security Trustee may, on such terms and conditions as it may deem expedient, without the consent of the Secured Creditors, and without prejudice to its rights in respect of any subsequent breach:

      (a)  (WAIVER OF BREACHES): agree to any waiver or authorisation of any breach or proposed breach of any of the terms and conditions of the
           Transaction Documents; and

                                                                              22

      (b)  (WAIVER OF EVENTS OF DEFAULT): determine that any event that would otherwise be an Event of Default will not be treated as an Event of
           Default for the purpose of this Deed,

      which is not, in the opinion of the Security Trustee, materially prejudicial to the interests of the Secured Creditors as a class. No such waiver, authorisation or determination may be made in contravention of any prior directions contained in an Extraordinary Resolution of the Voting
      Secured Creditors. Any such waiver, authorisation or determination will, if the Security Trustee so requires, be notified to the Secured Creditors by the Manager as soon as practicable after it is made in accordance with this Deed.

9.6   ACCELERATION OF SECURED MONEYS FOLLOWING EVENT OF DEFAULT

      If any Event of Default occurs, at any time thereafter if the Event of
      Default is continuing, the Security Trustee may by written notice to the
      Trustee and the Manager, declare in accordance with this Deed the Secured
      Moneys to be immediately due and payable, whereupon the Secured Moneys will immediately become due and payable (subject to the limitation contained in clause 29 of the Series Supplement or any equivalent limitation in relation to the relevant Secured Moneys).

10.   RECEIVERS - APPOINTMENT AND POWERS

10.1  APPOINTMENT OF RECEIVER

      (a)  (CONDITIONS OF APPOINTMENT): Following the occurrence of an Event of
           Default, if the Voting Secured Creditors pass the Extraordinary
           Resolutions under or referred to in clause 8.2(b), the Security
           Trustee must appoint in writing a person or persons to be a receiver or receiver and manager of the Charged Property to deal with the
           Charged Property in accordance with any instructions given by the
           Voting Secured Creditors by Extraordinary Resolution and may withdraw the appointment of any such Receiver as to the Charged Property and in case of the removal, retirement or death of any such Receiver may appoint another person or persons in its place on substantially the same terms as the previous Receiver.

      (b)  (NO LIABILITY FOR RECEIVER): Neither the Trustee nor the Security
           Trustee will be responsible for anything done or not done by a
           Receiver. However, the Security Trustee must to the extent of a prudent security trustee monitor the performance by any person or persons appointed by it under clause 10.1(a) of that person's or those persons' duties as Receiver of the Charged Property.

10.2  JOINT RECEIVERS

      If more than one person is appointed as a Receiver of the Charged
      Property, the Security Trustee may specify whether such appointment and the powers of each such person will at its option be joint or joint and several and, failing such specification, such appointment and the powers of each such person will be deemed to be joint and several.

10.3  REMUNERATION OF RECEIVER

      The Security Trustee must fix the remuneration of a Receiver in accordance with the terms of the Extraordinary Resolution passed under clause 8.2(b).

                                                                              23

10.4  INDEMNIFICATION OF RECEIVER

      Without limiting the generality of clause 10.7, each Receiver must be granted an indemnity for its remuneration, costs, liabilities and expenses by the Security Trustee. However, the Security Trustee will not be required to grant such indemnity to a Receiver unless it is reasonably satisfied that its liability under that indemnity is limited so as not to exceed the Security Trustee's right of indemnity out of the Security Trust
      Fund. Any moneys payable by the Security Trustee under such an indemnity must be paid out of the Charged Property in accordance with this Deed and will form part of the Secured Moneys.

10.5  APPOINTMENT OVER PART

      The power to appoint a Receiver over all of the Charged Property may be exercised whether or not a Receiver has already been appointed over part of it.

10.6  POWERS OF RECEIVER

      A Receiver, without the need for any consent from the Trustee, has all of the following powers in addition to any of the other powers conferred by this Deed:

      (a)  (TO TAKE POSSESSION): to enter, take possession of, have access to, make use of and collect and manage the Charged Property;

      (b)  (TO COLLECT MONEYS): to convert, liquidate and reduce the Charged
           Property into money and, except as provided in clause 13.7, to convert any of the Charged Property denominated in a Foreign Currency into Australian dollars;

      (c)  (TO CARRY ON BUSINESS): to carry on or concur in carrying on any business then conducted by the Trustee and to effect all insurances and do all acts which the Trustee might do in the ordinary course of such business for the protection or improvement of the Charged
           Property;

      (d)  (TO BORROW OR RAISE MONEY): to borrow or raise in any way from the
           Security Trustee or any other person any moneys which may be required for the purposes referred to in this Deed and in the name of the
           Trustee or otherwise to secure any moneys so borrowed or raised by the grant of any Security Interest over the Charged Property or any part thereof so that such Security Interest ranks in priority to, equally with or after the Charge, provided that the Security Trustee will not be bound to enquire as to the necessity or propriety of any such borrowing or raising nor be responsible for the misapplication or non-application of any moneys so borrowed or raised;

      (e)  (TO EMPLOY): to employ managers, solicitors, auctioneers, brokers, consultants, professional advisers, workmen, officers, agents, employees and servants, including any person associated with a firm or company in which the Receiver is a member or in which he is interested and such person may charge for his services as if he had been independently retained for all or any of the purposes in this
           Deed referred to at such salaries or remuneration as the Receiver thinks fit and without the need for further enquiry and, without thereby incurring any liability to the Trustee, may act upon such person's advice as to the timing of or any incident or term of any sale including whether or not the Charged Property should be offered for sale by auction and as to the need for and amount of any reserve price and as to the adequacy of any rent or of any price obtainable on sale by private treaty;

                                                                              24

      (f)  (TO SELL PROPERTY): to sell or concur in selling whether or not the
           Receiver has taken possession of the Charged Property, by public auction, private treaty or tender, for cash or on credit, in one lot or in parcels with or without special conditions or stipulations as to title, the time and the mode of payment of purchase moneys and otherwise, as the Receiver thinks fit with power to allow the purchase moneys to remain on mortgage over the property sold or on any other security or without any security and upon such other terms and conditions as the Receiver considers expedient with full power to buy in and to rescind or vary any contract for sale and to resell without being responsible for loss and to exercise all or any rights powers and remedies of the Trustee thereunder and to execute such contracts, deeds, agreements, transfers, assignments and assurances of all or any part of the Charged Property in the name and on behalf of the Trustee or otherwise and to do all other acts and things for implementing and completing any such sale that the Receiver deems necessary;

      (g)  (TO GIVE UP POSSESSION): to give up possession of the Charged
           Property at any time;

      (h)  (TO INVEST PROCEEDS AGAINST CONTINGENCIES): if any of the Secured
           Moneys are contingent, to invest deposit or hold any part of the
           Charged Property in such form or in such mode of investment for the time being as the Receiver in its absolute discretion thinks fit, with like power to vary, transpose or re-invest such investments or deposits from time to time until such part of the Secured Moneys cease to be contingent;

      (i)  (TO ENTER INTO CONTRACTS): to enter into, vary or terminate any contract, undertaking, covenant, instrument, obligation or arrangement with any person for any purpose connected with this Deed or the Charged Property or in furtherance of any power in this Deed upon such terms and conditions as the Receiver in its absolute discretion thinks fit including, without limitation, granting or conferring options to in favour of or exercisable by any person for the purpose of or in connection with the sale, purchase, leasing or hiring of the Charged Property;

      (j)  (TO PERFORM CONTRACTS): to perform, observe and carry out and enforce specific performance of, to exercise or refrain from exercising, the
           Trustee's rights and powers under, to obtain the benefit of and to vary or rescind, all contracts and rights forming part of the Charged
           Property and all instruments and arrangements entered into or held by the Trustee;

      (k)  (TO TAKE PROCEEDINGS): to institute, conduct or defend any proceedings in law, equity or bankruptcy and to submit to arbitration in the name of the Trustee or otherwise and on any terms any proceeding, claim, question or dispute in connection with the Charged
           Property or otherwise;

      (l)  (TO COMPROMISE): to make any settlement, arrangement or compromise regarding any action or dispute arising in connection with the
           Charged Property, to grant to any person involved therein time or other indulgence and to execute such releases or discharges in connection therewith as the Receiver thinks expedient in the interests of the Security Trustee;

      (m)  (TO APPEAL): to appeal against or to enforce any judgment or order;

      (n)  (TO BANKRUPT DEBTORS AND WIND-UP COMPANIES): to make debtors bankrupt and to wind-up companies and to do all things in connection with any

                                                                              25

           bankruptcy or winding up which the Receiver thinks necessary for the recovery or protection of the Charged Property or any part thereof or for the security or other benefit of the Security Trustee or the
           Secured Creditors;

      (o)  (TO DELEGATE): with the consent in writing of the Security Trustee, to delegate to any person for such time or times as the Security
           Trustee approves, any of the powers in this Deed conferred upon the
           Receiver including this power of delegation;

      (p)  (TO FILE): to file all certificates, registrations and other documents and to take any and all action on behalf of the Trustee which the Security Trustee or Receiver believes necessary to protect, preserve or improve any or all of the Charged Property and the rights of the Trustee and the Security Trustee in respect of any agreement for sale and to obtain for the Security Trustee all of the benefits of this Deed and in particular the placing of the Trustee into liquidation or the appointment of a Receiver is deemed to be an event against which the Security Trustee may protect its rights;

      (q)  (TO OPERATE ACCOUNTS): to operate to the exclusion of the Trustee any account in the name of the Trustee whether alone or jointly and to withdraw any moneys to the credit of such account and to sign and endorse or to authorise others to sign and endorse in the name of the
           Trustee cheques, promissory notes, bills of exchange and other negotiable instruments;

      (r)  (TO EXERCISE TRUSTEE'S POWERS): to exercise all the powers, rights and entitlements conferred upon the Trustee under the terms of, or pursuant to the general law or Statute in respect of, any Charged
           Property;

      (s)  (TO DO ALL OTHER THINGS NECESSARY): to do all things necessary to perform observe and fulfil any of the covenants on the part of the
           Trustee under this Deed; and

      (t)  (TO DO SUCH THINGS AS ARE EXPEDIENT): to do all such other acts and things without limitation as it thinks expedient for the interests of the Security Trustee or the Secured Creditors,

      and will have such further powers and discretions as the Security Trustee by notice in writing to the Receiver confers upon the Receiver for the purposes referred to in this clause 10.6.

10.7  INDEMNITY

      The Security Trustee may give such indemnities to the Receiver in respect of the performance by the Receiver of his duties as are permitted by law and if the Security Trustee is obliged to pay any moneys pursuant to any such indemnity the same will become part of the Secured Moneys.

11.   POWERS AND PROTECTIONS FOR SECURITY TRUSTEE AND RECEIVER AND POWER OF
      ATTORNEY

11.1  SECURITY TRUSTEE HAS POWERS OF RECEIVER

      At any time after an Event of Default occurs, the Security Trustee, in addition to the powers conferred on it by any other provision of this Deed or by law, may, without giving any notice, exercise all or any of the powers conferred on a Receiver, or which would be

                                                                              26

      conferred on a Receiver if appointed by this Deed, as if the same had been expressly conferred on the Security Trustee and the Security Trustee may
      itself exercise such powers, authorities and discretions and/or may appoint an agent or joint and/or several agents for that purpose. When any such agent(s) are appointed the Security Trustee may:

      (a)  (REMUNERATION OF AGENT): fix the remuneration of such agent(s) upon the same basis that such agent(s) would have been entitled to remuneration if appointed as Receiver(s) pursuant to the provisions of clause 10.3 or otherwise pay the reasonable charges of such agent(s);

      (b)  (WITHDRAW APPOINTMENT OF AGENT): withdraw the appointments of any such agent(s); and

      (c)  (APPOINT ANOTHER AGENT): in the case of the removal, retirement or death of any such agent(s) may appoint another person or persons in its place.

11.2 ACT JOINTLY

      The Security Trustee or Receiver may exercise any of the powers conferred upon the Security Trustee or the Receiver in conjunction with the exercise of similar powers by the holder of any other Security Interests over the
      Charged Property or part thereof or by any receiver appointed by such holder and may enter into and give effect to such agreements and arrangements with such other holder or receiver as the Security Trustee or
      Receiver thinks fit.

11.3  NO LIABILITY FOR LOSS

      The Security Trustee is not nor is any Receiver liable or otherwise accountable for any omission, delay or mistake or any loss or irregularity in or about the exercise, attempted exercise, non-exercise or purported exercise of any of the powers of the Security Trustee or of the Receiver except for fraud, negligence or wilful default.

11.4  NO LIABILITY TO ACCOUNT AS MORTGAGEE IN POSSESSION

      Neither the Security Trustee nor any Receiver will by reason of the
      Security Trustee or the Receiver entering into possession of the Charged
      Property or any part thereof be liable to account as mortgagee or chargee in possession or for anything except actual receipts or be liable for any loss upon realisation or for any default, omission, delay or mistake for which a mortgagee or chargee in possession might be liable.

11.5  NO CONFLICT

      The Security Trustee and any Receiver may exercise any power under this
      Deed notwithstanding that the exercise of that power involves a conflict between any duty owed to the Trustee by the Security Trustee or such
      Receiver and:

      (a)  (DUTY OWED TO OTHERS): any duty owed by the Security Trustee or
           Receiver to any other person; or

      (b)  (INTEREST OF OTHERS): the interests of the Security Trustee or
           Receiver.

11.6  CONTRACT INVOLVING CONFLICT OF DUTY

      Any contract which involves any such conflict of duty or interest will not be void or voidable by virtue of any such conflict of duty or interest nor will the Security Trustee or

                                                                              27

      Receiver be liable to account to the Trustee or any other person for any moneys because of any such conflict of interest or duty.

11.7  POWER OF ATTORNEY

      The Trustee irrevocably appoints the Security Trustee, each Authorised
      Officer of the Security Trustee, any Receiver and such other person or persons as any of such Authorised Officers or Receiver (with, in the case of the Receiver, the prior consent of the Security Trustee) may for that purpose from time to time appoint, severally, the attorney and attorneys of the Trustee to, upon the occurrence of an Event of Default:

      (a)  (ACTS): do all acts and things that under this Deed or implied in this Deed ought to be done by the Trustee;

      (b)  (REGISTRATION): take all such steps and proceedings and to do and execute all such acts, deeds and things for securing, perfecting and registering this Deed;

      (c)  (FURTHER ASSURANCE): execute in favour of the Trustee all such legal mortgages, fixed charges, transfers, assignments and other assurances of all or any part of the Charged Property and to do at any time all things necessary to ensure the expeditious stamping and registration of such mortgages, charges, transfers, assignments and other assurances;

      (d)  (COMMENCE PROCEEDINGS): in the name and on behalf of the Trustee or in the name of the Security Trustee or the said attorney to ask demand sue for recover and receive of and from all and every person whomsoever and to give effectual receipts for all or any part of the
           Charged Property;

      (e)  (DELEGATE): delegate such of its powers (including, and where applicable, this power of delegation) as the Security Trustee would be entitled to delegate under clause 14.3(k) if it held those powers in its own right rather than as attorney of the Trustee to any person for any period and may revoke a delegation;

      (f)  (CONFLICTS): exercise or concur in exercising its powers even if the attorney has a conflict of duty in exercising its powers or has a direct or personal interest in the means or result of that exercise of powers; and

      (g)  (FURTHER ACTS): perform and execute all such further and other acts deeds matters and things which will become necessary or be regarded by the Security Trustee or the said attorney as necessary for more satisfactorily securing the payment of the Secured Moneys or as expedient in relation to the Charged Property,

      as effectually as the Trustee could or might do and for all or any of the purposes described in paragraphs (a) to (g) above appoint any substitute or substitutes for any such attorney and to remove at pleasure any attorney or substitute. The Trustee ratifies and confirms and agrees to allow, ratify and confirm all and whatsoever its attorney lawfully does or causes to be done under and by virtue of this power of attorney and declares that this power of attorney is to continue to be of full force and effect until all such acts, deeds, payments, matters and things as the
      Security Trustee thinks proper to execute, perform, make, institute or carry through have been done, made and completed notwithstanding the determination of this Deed or of the agreements and arrangements referred to in this Deed. The Trustee declares that this power of attorney is irrevocable and is given as security.

                                                                              28

11.8  SECURITY TRUSTEE MAY MAKE GOOD DEFAULT

      If the Trustee defaults in duly performing, observing and fulfilling any covenant on the part of the Trustee in this Deed contained or implied it will be lawful for, but not obligatory upon the Security Trustee, without prejudice to any other power of the Security Trustee, to do all things and pay all moneys necessary or expedient in the opinion of the Security
      Trustee to make good or to attempt to make good such default to the satisfaction of the Security Trustee and all such moneys will form part of the Secured Moneys.

11.9  NOTICE FOR EXERCISE OF POWERS

      (a)  (NO NOTICE REQUIRED): The powers conferred on the Security Trustee or the Receiver by this Deed, by any Statute or by the general law may be exercised by the Security Trustee, the Receiver or any attorney of the Trustee under this Deed, immediately upon or at any time after the Charge becomes enforceable without any notice or expiration of time being necessary.

      (b)  (WHERE NOTICE IS MANDATORY): 1 day is fixed as the period:

           (i)   for which an Event of Default must continue before the Security
                 Trustee may serve any notice in writing as may be specified in any Statute affecting the Security Trustee's powers; and

           (ii)  for which an Event of Default must continue after the service of notice before any power of sale given by any such Statute may be exercised.

11.10 BENEFIT FOR RECEIVER ETC.

      The Security Trustee will be deemed to have accepted the benefit of this clause 11 as agent for the Receiver and any attorney, agent or other person appointed under this Deed or by the Security Trustee who are not parties to this Deed and the Security Trustee will hold the benefit of such provisions on trust for the benefit of those grantees.

12.   PROTECTION OF PERSONS DEALING WITH SECURITY TRUSTEE OR RECEIVER

12.1  NO ENQUIRY

      No purchaser or other person dealing with the Security Trustee, the
      Receiver or any attorney appointed under this Deed or to whom is tendered for registration an instrument executed by the Security Trustee, the
      Receiver or any attorney appointed under this Deed, will be bound to inquire as to whether any Event of Default has occurred or whether the
      Charge has become enforceable or whether any Secured Moneys are owing or payable or whether the Receiver or attorney has been properly appointed or the propriety or regularity of the exercise or purported exercise of any power by the Security Trustee, the Receiver or such attorney or any other matter or thing or be affected by actual or constructive notice that any lease, sale, dealing or instrument is unnecessary or improper and notwithstanding any irregularity or impropriety in any lease, sale, dealing or instrument the same will as regards the protection and title of the lessee, purchaser or such other person be deemed to be authorised by the aforesaid powers and will be valid and effectual accordingly.

                                                                              29

12.2  RECEIPTS

      The receipt of the Security Trustee, the Receiver or any attorney appointed under this Deed of any moneys or assets which come into the hands of the Security Trustee, the Receiver or such attorney by virtue of the powers of the Security Trustee, the Receiver or the attorney will as to the moneys or assets paid or handed over effectually discharge the person, other than the Trustee, paying or handing over the money or assets from being concerned to see to the application or being answerable or accountable for any loss or misapplication thereof and from any liability to inquire whether the Charge has become enforceable or whether the
      Secured Moneys have become payable pursuant to the provisions of this Deed or otherwise as to the propriety or regularity of the appointment of such
      Receiver or attorney or the propriety or regularity of the exercise of such powers by the Security Trustee, the Receiver or the attorney (as the case may be).

13.   APPLICATION OF MONEYS

13.1  PRIORITY OF PAYMENTS

      Subject to clause 13.7, all moneys received in connection with this Deed by the Security Trustee or by the Receiver in relation to the Charged
      Property pursuant to the provisions of this Deed are to be applied as follows:

      (a)  (SECURITY TRUSTEE'S INDEMNITY AND THE PRIOR INTEREST): first, rateably towards satisfaction of amounts which become owing or payable under clauses 16.1, 16.2 and 16.3 (except the Receiver's remuneration) and in payment of the Prior Interest;

      (b)  (FEES): second, in payment rateably of any fees and any liabilities, losses, costs, claims, actions, damages, expenses, demands, charges, stamp duties and other Taxes due to the Security Trustee, the Offered
           Note Trustee or any Agent and the Receiver's remuneration;

      (c)  (OUTGOINGS): third, in payment rateably of such other outgoings and/or liabilities that the Receiver, the Security Trustee or the
           Offered Note Trustee has incurred in performing their obligations, or exercising their powers, under this Deed and, in the case of the
           Offered Note Trustee, under the Offered Note Trust Deed;

      (d)  (PAYMENT OF PRIOR SECURITY INTEREST): fourth, in payment of other
           Security Interests (if any) over the Charged Property of which the
           Security Trustee is aware having priority to the Charge (other than the Prior Interest), in the order of their priority (and the Security
           Trustee and the Receiver are entitled to rely upon a certificate from the holder of the prior Security Interest as to the amount so secured and will not be bound to enquire further as to the accuracy of that amount or as to whether that amount or any part thereof is validly secured by such other prior Security Interest);

      (e)  (PAYMENT OF CURRENCY SWAP TERMINATION PROCEEDS TO OFFERED NOTE
           HOLDERS): fifth, as follows:

           (i)   in payment to the Class A-1 Noteholders of the Class A-1
                 Currency Swap Termination Proceeds (if any) toward satisfaction of any Secured Moneys owing in relation to the Class A-1 Notes
                 (such Secured Moneys for this purpose will be denominated in US dollars); and

                                                                              30

           (ii)  in payment to the Class A-3 Noteholders of the Class A-3
                 Currency Swap Termination Proceeds (if any) toward satisfaction of any Secured Moneys owing in relation to the Class A-3 Notes
                 (such Secured Moneys for this purpose will be denominated in
                 Euro);

      (f)  (PRINCIPAL CARRYOVER AMOUNT): sixth, in payment rateably to:

           (i)   subject to clause 13.5(b), the Class A-1 Noteholders the
                 balance, if any, of the Class A-1 Principal Carryover Amount toward satisfaction of any Secured Moneys owing in relation to the Class A-1 Notes (the Secured Moneys owing in respect of the principal component of the Class A-1 Notes for this purpose will be calculated based on their Stated Amount and such
                 Secured Moneys will be converted from US dollars to Australian dollars in accordance with clause 13.5(a)); and

           (ii)  subject to clause 13.6(b), the Class A-3 Noteholders the balance, if any, of the Class A-3 Principal Carryover Amount toward satisfaction of any Secured Moneys owing in relation to the Class A-3 Notes (the Secured Moneys owing in respect of the principal component of the Class A-3 Notes for this purpose will be calculated based on their Stated Amount and such
                 Secured Moneys will be converted from Euro to Australian
                 dollars in accordance with clause 13.6(a));

      (g)  (INCOME CARRYOVER AMOUNT): seventh, in payment rateably to:

           (i)   subject to clause 13.5(b), the Class A-1 Noteholders the
                 balance, if any, of the Income Carryover Amount as at the
                 Monthly Distribution Date immediately preceding enforcement of the charge towards satisfaction of any accrued but unpaid
                 interest on the Class A-1 Notes (the Secured Moneys owing in respect of the accrued but unpaid interest component of the
                 Class A-1 Notes for this purpose will be converted from US dollars to Australian dollars in accordance with clause
                 13.5(a)); and

           (ii)  subject to clause 13.6(b), the Class A-3 Noteholders the balance, if any, of the Income Carryover Amount as at the
                 Monthly Distribution Date immediately preceding enforcement of the charge towards satisfaction of any accrued but unpaid
                 interest on the Class A-3 Notes (the Secured Moneys owing in respect of the accrued but unpaid interest component of the
                 Class A-3 Notes for this purpose will be converted from Euro to
                 Australian dollars in accordance with clause 13.6(a));

      (h)  (PAYMENT OF OUTSTANDING CASH ADVANCE DEPOSIT): eighth, in payment to the Liquidity Facility Provider of the Outstanding Cash Advance
           Deposit;

      (i)  (PAYMENT OF ACCRUED INTEREST ADJUSTMENT, COLLATERAL AND PREPAYMENTS):
           ninth, in payment rateably to:

           (i)   each Seller of so much of the Accrued Interest Adjustment in respect of the Mortgage Loans forming part of the Assets of the
                 Series Trust that has not then been paid to that Seller; and

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           (ii)  each Interest Rate Swap Provider of the Outstanding Interest
                 Rate Swap Prepayment Amount;

      (j)  (PAYMENT OF SECURED MONEYS TO SENIOR SECURITYHOLDERS, THE HEDGE
           PROVIDERS, THE LIQUIDITY FACILITY PROVIDER, THE STANDBY REDRAW
           FACILITY PROVIDER AND THE SELLERS): tenth, in payment rateably:

           (i)   subject to clause 13.5(b) in the case of the Class A-1
                 Noteholders and to clause 13.6(b) in the case of the Class A-3
                 Noteholders, to the Senior Securityholders of all other Secured
                 Moneys owing in relation to the Senior Securities (the Secured
                 Moneys owing in respect of the principal component of the
                 Senior Securities for this purpose will be calculated based on their Stated Amount and such Secured Moneys in respect of the
                 Class A-1 Notes will be converted from US dollars to Australian dollars in accordance with clause 13.5(a) and in respect of the
                 Class A-3 Notes will be converted from Euro to Australian
                 dollars in accordance with clause 13.6(a)), to be applied
                 amongst them:

                 A.   first, towards all interest accrued but unpaid on the
                      Senior Securities at that time (to be distributed rateably amongst the Senior Securities); and

                 B.   second, in reduction of the Stated Amount in respect of
                      the Senior Securities at that time (to be distributed
                      rateably amongst the Senior Securities);

           (ii)  to the Liquidity Facility Provider of any other Secured Moneys owing to the Liquidity Facility Provider under the Liquidity
                 Facility Agreement;

           (iii) to the Standby Redraw Facility Provider of any Secured Moneys
                 owing to the Standby Redraw Facility Provider under the Standby
                 Redraw Facility Agreement (the Secured Moneys owing in respect of the principal component of the Standby Redraw Facility
                 Agreement for this purpose will be calculated by reference to the Standby Redraw Facility Principal);

           (iv)  to each Hedge Provider rateably of any other Secured Moneys owing to that Hedge Provider under the Hedge Agreements; and

           (v)   to each Seller of the amount of all then Seller Advances which have not been repaid to the that Seller in accordance with the
                 Series Supplement;

      (k)  (PAYMENT OF OTHER SECURED MONEYS FOR SENIOR SECURITYHOLDERS):
           eleventh, subject to clause 13.5(b) in the case of the Class A-1
           Noteholders and to clause 13.6(b) in the case of the Class A-3
           Noteholders, to the Senior Securityholders and the Standby Redraw
           Facility Provider of all Unreimbursed Principal Charge-Offs
           constituting remaining Secured Moneys owing in respect of the Senior
           Securities or Standby Redraw Facility Agreement (such Secured Moneys in respect of the Class A-1 Notes will be converted from US dollars to Australian dollars in accordance with clause 13.5(a) and in respect of the Class A-3 Notes will be converted from Euro to
           Australian dollars in accordance with clause 13.6(a)) to be distributed rateably amongst the Senior Securityholders and the
           Standby Redraw Facility Provider;

                                                                              32

      (l)  (PAYMENT OF EXCHANGE RATE DIFFERENTIAL TO OFFERED NOTEHOLDERS):
           twelfth, if after the application of clauses 13.5(b) and 13.6(b) in respect of any Australian dollar payments under clauses 13.1(j) and
           (k), and after the application of clause 13.1(e) there are still
           Secured Moneys owing in respect of the Offered Notes (denominated in
           US dollars in the case of the Class A-1 Notes and in Euro in the case of the Class A-3 Notes), in payment, subject to clause 13.5(b) in the case of the Class A-1 Notes and to clause 13.6(b) in the case of the
           Class A-3 Notes, amongst the Offered Notes of such remaining Secured
           Moneys owing in relation to the Offered Notes until, after the further application of clause 13.5(b) in the case of the Class A-1
           Notes and to clause 13.6(b) in the case of the Class A-3 Notes, all
           Secured Moneys owing in respect of the Offered Notes (denominated in
           US dollars in the case of the Class A-1 Notes and in Euro in the case of the Class A-3 Notes) are paid to the Offered Noteholders;

      (m)  (PAYMENT OF SECURED MONEYS TO CLASS B NOTEHOLDERS): thirteenth, to the Class B Noteholders in repayment of all Secured Moneys owing in relation to the Class B Notes to be applied amongst them:

           (i)   first, towards all interest accrued but unpaid on the Class B
                 Notes at that time (to be distributed equally amongst such
                 Class B Notes); and

           (ii)  second, in reduction of the Invested Amount in respect of the
                 Class B Notes at that time (to be distributed equally amongst the Class B Notes);

      (n)  (OTHER SECURED MONEYS): fourteenth, to pay rateably to each Secured
           Creditor any remaining amounts forming part of the Secured Moneys and owing to that Secured Creditor;

      (o)  (SUBSEQUENT SECURITY INTERESTS): fifteenth, in payment of subsequent
           Security Interests over the Charged Property of which the Security
           Trustee is aware, in the order of their priority and the Security
           Trustee and the Receiver will be entitled to rely upon a certificate from the holder of any subsequent Security Interests as to the amount so secured and will not be bound to enquire further as to the accuracy of that amount or as to whether that amount or any part thereof is validly secured by the subsequent Security Interests; and

      (p)  (SURPLUS): sixteenth, to pay the surplus (if any) to the Trustee to be distributed by the Trustee in accordance with the terms of the
           Master Trust Deed and the Series Supplement, but will not carry interest as against the Security Trustee.

13.2  MONEYS RECEIVED

      In applying any moneys towards satisfaction of the Secured Moneys, the
      Trustee will be credited only with so much of the moneys available for that purpose as the Security Trustee or the Receiver has actually received and is not required for whatever reason to be disgorged, such credit to date from the time of such receipt.

13.3  APPLICATION OF MONEYS

      Notwithstanding any principle or presumption of law to the contrary or any direction given at the time of it being received by the Security Trustee or the Receiver, the Security Trustee and the Receiver each has, subject to this Deed, an absolute discretion without the need to communicate its election to any person to apply any payment or credit received by

                                                                              33

      it under this Deed in reduction of any part or parts of the Secured
      Moneys, whenever and on whatever account the same became secured.

13.4  INVESTMENT OF FUNDS

      Unless expressly provided in this Deed, all moneys received by the
      Security Trustee following the Charge becoming enforceable and not required to be immediately applied under this Deed will be invested by the
      Security Trustee as it thinks appropriate in Authorised Short-Term
      Investments on the following terms and conditions:

      (a)  (MAY VARY): the Security Trustee may from time to time vary and deal with or dispose of such investments; and

      (b)  (MATURITY): the Security Trustee must invest only in Authorised
           Short-Term Investments that mature such that the Security Trustee is able to distribute the proceeds of those investments in or towards discharge of the Secured Moneys as they become due and payable.

13.5  CONVERSION INTO A$ OF CLASS A-1 NOTES DENOMINATED IN US$

      (a)  (CONVERSION FOR THE PURPOSES OF CLAUSE 13.1(F)(I), (G)(I), (J)(I) AND
           (K)): In calculating the amount of any Secured Moneys to be distributed to the Class A-1 Noteholders in accordance with clause
           13.1(f)(i), (g)(i), (j)(i) and (k), the Security Trustee will convert the amount of such Secured Moneys from US dollars to Australian dollars at the exchange rate below which produces the lowest amount in Australian dollars:

           (i)   the US$ Exchange Rate; or

           (ii)  the spot exchange rate as advised to the Security Trustee by the Manager between US dollars and Australian dollars used for the calculation of any amounts payable on the occurrence of an
                 "Early Termination Date" (if any) under the Class A-1 Currency
                 Swap (or, if different, the average of such rates).

      (b)  (PAYMENTS IN US$): All actual payments to the Class A-1 Noteholders by the Security Trustee pursuant to this Deed must be made in US dollars. The Security Trustee must convert (and pay to the Class A-1
           Noteholders) all Australian dollar amounts payable to the Class A-1
           Noteholders under clauses 13.1(f), (g), (j) and (k) (and, if applicable, clause 13.1(l)) at the rate that it is able to acquire US dollars in the Australian spot foreign exchange market. It need only apply so many Australian dollars for this purpose as is sufficient to acquire the necessary US dollars, when combined with the US dollars
           (if any) from the application of clause 13.1(e), as equals the
           Secured Moneys (denominated in US dollars) owing in respect of the
           Class A-1 Notes. If, after the application of this clause 13.5(b), there is any surplus of Australian dollars then, subject to clause
           13.6(b) in the case of the Class A-3 Notes, these are to be applied in accordance with clause 13.1(j) to the other Secured Creditors referred to therein (if necessary) and clauses 13.1(m)-(p) (as applicable);

      (c)  (VOTING ENTITLEMENTS): In calculating the Secured Moneys in respect of the Class A-1 Notes for the purposes of the definitions of "Voting
           Entitlements" and "Voting Secured Creditors" and the Secured Moneys
           for the Annexure, such Secured Moneys will be converted to Australian dollars from US dollars in accordance with clause 13.5(a).

                                                                              34

13.6  CONVERSION INTO A$ OF CLASS A-3 NOTES DENOMINATED IN EURO

      (a)  (CONVERSION FOR THE PURPOSES OF CLAUSE 13.1(F)(II), (G)(II), (J)(I)
           AND (K)): In calculating the amount of any Secured Moneys to be distributed to the Class A-3 Noteholders in accordance with clause
           13.1(f)(ii), (g)(ii), (j)(i) and (k), the Security Trustee will convert the amount of such Secured Moneys from Euro to Australian dollars at the exchange rate below which produces the lowest amount in Australian dollars:

           (i)   the Euro Exchange Rate; or

           (ii)  the spot exchange rate as advised to the Security Trustee by the Manager between Euro and Australian dollars used for the calculation of any amounts payable on the occurrence of an
                 "Early Termination Date" (if any) under the Class A-3 Currency
                 Swap (or, if different, the average of such rates).

      (b)  (PAYMENTS IN EURO): All actual payments to the Class A-3 Noteholders by the Security Trustee pursuant to this Deed must be made in Euro.
           The Security Trustee must convert (and pay to the Class A-3
           Noteholders) all Australian dollar amounts payable to the Class A-3
           Noteholders under clauses 13.1(f), (g), (j) and (k) (and, if applicable, clause 13.1(l)) at the rate that it is able to acquire
           Euro in the Australian spot foreign exchange market. It need only apply so many Australian dollars for this purpose as is sufficient to acquire the necessary Euro, when combined with the Euro (if any) from the application of clause 13.1(e), as equals the Secured Moneys
           (denominated in Euro) owing in respect of the Class A-3 Notes. If, after the application of this clause 13.6(b), there is any surplus of
           Australian dollars then, subject to clause 13.5(b) in the case of the
           Class A-1 Notes, these are to be applied in accordance with clause
           13.1(j) to the other Secured Creditors referred to therein (if necessary) and clauses 13.1(m)-(p) (as applicable);

      (c)  (VOTING ENTITLEMENTS): In calculating the Secured Moneys in respect of the Class A-3 Notes for the purposes of the definitions of "Voting
           Entitlements" and "Voting Secured Creditors" and the Secured Moneys
           for the Annexure, such Secured Moneys will be converted to Australian dollars from Euro in accordance with clause 13.6(a).

13.7  APPLICATION OF CURRENCY SWAP TERMINATION PROCEEDS

      (a)  (CLASS A-1 CURRENCY SWAP): Any Class A-1 Currency Swap Termination
           Proceeds received by the Security Trustee must be retained by the
           Security Trustee in US dollars and must be invested by it in a US dollar interest bearing account with a bank or other financial institution selected by it and must be applied, if there are any
           Secured Moneys owing in respect of the Class A-1 Notes, first in accordance with clause 13.1(e)(i). If there are no such Secured
           Moneys owing in respect of the Class A-1 Notes, or only part of the
           Class A-1 Currency Swap Termination Proceeds are sufficient to pay all Secured Moneys (denominated in US dollars) owing in respect of the Class A-1 Notes, the balance may be converted to Australian dollars for application in accordance with clause 13.1.

      (b)  (CLASS A-3 CURRENCY SWAP): Any Class A-3 Currency Swap Termination
           Proceeds received by the Security Trustee must be retained by the
           Security Trustee in Euro and must be invested by it in a Euro interest bearing account with a bank or other financial institution selected by it and must be applied, if

                                                                              35

           there are any Secured Moneys owing in respect of the Class A-3 Notes, first in accordance with clause 13.1(e)(ii). If there are no such
           Secured Moneys owing in respect of the Class A-3 Notes, or only part of the Class A-3 Currency Swap Termination Proceeds are sufficient to pay all Secured Moneys (denominated in Euro) owing in respect of the
           Class A-3 Notes, the balance may be converted to Australian dollars for application in accordance with clause 13.1.

13.8  SATISFACTION OF DEBTS

      Each Secured Creditor will accept the distribution of money to it under clause 13.1 in full and final satisfaction of all Secured Moneys owing to it and any debt represented by any shortfall after any final distribution under clause 13.1 will thereupon be extinguished.

14.   SUPPLEMENTAL SECURITY TRUSTEE PROVISIONS

14.1  LIMITATIONS ON POWERS AND DUTIES OF SECURITY TRUSTEE

      Notwithstanding any other provision of this Deed, unless and until there is an Event of Default, the Security Trustee has no powers, rights, duties or responsibilities other than:

      (a)  (TO HOLD ON TRUST): the duty to hold the Security Trust Fund on trust;

      (b)  (TO TAKE THE BENEFIT OF THE CHARGE): the power to take the benefit of the Charge (but not to take any action to enforce the Charge); and

      (c)  (PRE-DEFAULT ACTION): the power to perform a Pre-Default Action.

      Prior to the Security Trustee becoming aware of the occurrence of an Event of Default, the Security Trustee is not required to take and may not take any action under this Deed other than Pre-Default Actions.

14.2  LIMITATION ON SECURITY TRUSTEE'S ACTIONS

      Notwithstanding knowledge by or notice to the Security Trustee of any breach, anticipatory or actual, of, or default under, any covenant, obligation, condition or provision by the Trustee or the Manager contained in or imposed by any Transaction Document, the Security Trustee is only required to take all such steps and do all such things as it is empowered to do having regard to the powers, authorities and discretions vested in it pursuant to this Deed and the obligations imposed on the Security
      Trustee by this Deed.

14.3  ADDITIONAL POWERS, PROTECTIONS, ETC.

      By way of supplement to any Statute regulating the Security Trust and in addition to the powers, rights and protections which may from time to time be vested in or available to the Security Trustee by the general law, it is expressly declared, notwithstanding anything to the contrary in this
      Deed (and subject only to clause 15.2) as follows:

      (a)  (LIABILITY TO ACCOUNT): The Security Trustee is under no obligation to account to any Interested Person for any moneys received pursuant to this Deed other than those received by the Security Trustee from the Trustee or received or recovered by the Security Trustee or the
           Receiver under this Deed, subject always to such deductions and withholdings by the Security Trustee or the Receiver as are authorised by this Deed. Subject to clauses 14.4 and 15.3, the liabilities of the Security Trustee to any Interested Person or any
           other person under or in connection with this Deed can only be enforced against the

                                                                              36

           Security Trustee to the extent to which they can be satisfied out of such moneys in accordance with this Deed.

      (b)  (ACT ON PROFESSIONAL ADVICE): The Security Trustee may act on the
           opinion or advice of, or information obtained from, any lawyer, valuer, banker, broker, accountant or other expert appointed by the
           Security Trustee or by a person other than Security Trustee where that opinion, advice or information is addressed to the Security
           Trustee or by its terms is expressed to be capable of being relied upon by the Security Trustee. The Security Trustee will not be responsible to any Interested Person for any loss occasioned by so acting. Any such opinion, advice or information may be sent or obtained by letter, telex or facsimile transmission and the Security
           Trustee will not be liable to any Interested Person for acting in good faith on any opinion, advice or information purporting to be conveyed by such means even though it contains some error which is not a manifest error or is not authentic.

      (c)  (NO ENQUIRY): The Security Trustee is not bound to give notice to any person of the execution of this Deed or to take any steps to ascertain whether there has occurred any Event of Default or event which, with the giving of notice or the lapse of time would constitute an Event of Default or to keep itself informed about the circumstances of the Trustee or the Manager and, until it has knowledge or express notice to the contrary, the Security Trustee may assume that no Event of Default has occurred and that the Trustee and the Manager and any other party to the Transaction Documents (other than the Security Trustee) are observing and performing all the obligations on their part contained in the Transaction Documents and need not inquire whether that is, in fact, the case.

      (d)  (NOTICE OF EVENT OF DEFAULT): The Security Trustee is not obliged to notify the Secured Creditors of the happening of any Event of Default except in the circumstances set out in clause 8.1.

      (e)  (ACTS PURSUANT TO RESOLUTIONS): The Security Trustee will not be responsible for having acted in good faith upon any resolution purporting to have been passed at any meeting of the Voting Secured
           Creditors in respect of which minutes have been made and signed even though it may subsequently be found that there was some defect in the constitution of such meeting or the passing of such resolution or that for any reason such resolution was not valid or binding upon the
           Secured Creditors or upon the Security Trustee.

      (f)  (RELIANCE): The Security Trustee is, for any purpose and at any time, entitled to rely on, act upon, accept and regard as conclusive and sufficient (without being in any way bound to call for further evidence or information or being responsible for any loss that may be occasioned by such reliance, acceptance or regard) any of the following:

           (i)   any information, report, balance sheet, profit and loss
                 account, certificate or statement supplied by the Trustee or the Manager or by any officer, auditor or solicitor of the
                 Trustee or the Manager;

           (ii)  all statements (including statements made or given to the best of the maker's knowledge and belief or similarly qualified)
                 contained in any information, report, balance sheet, profit and loss account, certificate or statement given pursuant to or in relation to this Deed, the Master Trust Deed or the Series
                 Supplement;

                                                                              37

           (iii) all accounts supplied to the Security Trustee pursuant to this
                 Deed and all reports of the Auditor supplied to the Security
                 Trustee pursuant to this Deed; and

           (iv)  notices and other information supplied to the Security Trustee under this Deed,

           save, in each case, when it is aware that the information supplied pursuant to subclauses (i) to (iv) is incorrect or incomplete.

      (g)  (DIRECTOR'S CERTIFICATES): The Security Trustee may call for and may accept as sufficient evidence of any fact or matter or of the expediency of any dealing, transaction, step or thing a certificate signed by any two directors or duly authorised officers of the
           Trustee or the Manager as to any fact or matter upon which the
           Security Trustee may, in the exercise of any of its duties, powers, authorities and discretions under this Deed, require to be satisfied or to have information to the effect that in the opinion of the person or persons so certifying any particular dealing, transaction, step or thing is expedient and the Security Trustee will not be bound to call for further evidence and will not be responsible for any loss that may be occasioned by acting on any such certificate.

      (h)  (CUSTODY OF DOCUMENTS): The Security Trustee may hold or deposit this
           Deed and any deed or documents relating to this Deed or to the
           Transaction Documents with any banker or banking company or entity whose business includes undertaking the safe custody of deeds or documents or with any lawyer or firm of lawyers believed by it to be of good repute and the Security Trustee will not be responsible for any loss incurred in connection with any such holding or deposit and may pay all sums to be paid on account of or in respect of any such deposit.

      (i)  (DISCRETION): The Security Trustee, as regards all the powers, trusts, authorities and discretions vested in it, has, subject to any express provision to the contrary contained in this Deed, absolute and uncontrolled discretion as to the exercise of such powers, authorities, trusts and discretions and, in the absence of fraud, negligence or wilful default on its part, will be in no way responsible to any Interested Person or any other person for any loss, costs, damages, expenses or inconvenience which may result from the exercise or non-exercise of such powers, authorities, trusts and discretions.

      (j)  (EMPLOY AGENTS): Wherever it considers it expedient in the interests of the Secured Creditors, the Security Trustee may, instead of acting personally, employ and pay an agent selected by it, whether or not a lawyer or other professional person, to transact or conduct, or concur in transacting or conducting any business and to do or concur in doing all acts required to be done by the Security Trustee
           (including the receipt and payment of money under this Deed). The
           Security Trustee will not be responsible to any Interested Person for any misconduct, or default on the part of any such person appointed by it under this Deed or be bound to supervise the proceedings or acts of any such person, provided that any such person will be a person who is in the opinion of the Security Trustee appropriately qualified to do any such things and is otherwise selected with reasonable care and in good faith. Any such agent being a lawyer, banker, broker or other person engaged in any profession or business will be entitled to charge and be paid all usual professional and other charges for business transacted and acts done by him or

                                                                              38

           her or any partner of his or her or by his or her firm in connection with this Deed and also his or her reasonable charges in addition to disbursements for all other work and business done and all time spent by him or her or his or her partners or firm on matters arising in connection with this Deed including matters which might or should have been attended to in person by a trustee not being a lawyer, banker, broker or other professional person.

      (k)  (DELEGATION): Subject to clause 14.7, the Security Trustee may whenever it thinks it expedient in the interests of Secured
           Creditors, delegate to any person or fluctuating body of persons selected by it all or any of the duties, powers, authorities, trusts and discretions vested in the Security Trustee by this Deed provided that, except as provided in any Transaction Documents, the Security
           Trustee may not delegate to such third parties any material part of its powers, duties or obligations as Security Trustee. Any such delegation may be by power of attorney or in such other manner as the
           Security Trustee may think fit and may be made upon such terms and conditions (including power to sub-delegate) and subject to such regulations as the Security Trustee may think fit. Provided that the
           Security Trustee has exercised reasonable care and good faith in the selection of such delegate, it will not be under any obligation to any Interested Person to supervise the proceedings or be in any way responsible for any loss incurred by reason of any misconduct or default on the part of any such delegate or sub-delegate.

      (l)  (APPLY TO COURT): The Security Trustee may, whenever it thinks it expedient in the interests of the Secured Creditors, apply to any court for directions in relation to any question of law or fact arising either before or after an Event of Default and assent to, or approve, any applications of any Secured Creditor, the Trustee or the
           Manager.

      (m)  (DISCLOSURE): Subject to this Deed, any applicable laws and any duty of confidentiality owed by any Interested Person to any other person, the Security Trustee may, for the purpose of meeting its obligations under this Deed, disclose to any Secured Creditor any confidential, financial or other information made available to the Security Trustee by the Trustee, the Manager, any other Interested Person or any other person in connection with this Deed.

      (n)  (DETERMINATION): The Security Trustee, as between itself and the
           Secured Creditors, has full power to determine (acting reasonably and in good faith) all questions and doubts arising in relation to any of the provisions of this Deed and every such determination, whether made upon such a question actually raised or implied in the acts or proceedings of the Security Trustee, will be conclusive and will bind the Security Trustee and the Secured Creditors.

      (o)  (DEFECT IN TITLE): The Security Trustee is not bound or concerned to examine or enquire into nor be liable for any defect or failure in the title of the Trustee to the Charged Property and is entitled to accept any such title without requisition or objection.

      (p)  (NOTICE OF CHARGE OR ENFORCEMENT): The Security Trustee is under no obligation to give any notice of the Charge to any debtors of the
           Trustee or to any purchaser or any other person whomsoever or, subject to this Deed, to enforce payment of any moneys payable to the
           Trustee or to realise any of the Charged Property or to take any steps or proceedings for that purpose unless the Security Trustee thinks fit to do so.

                                                                              39

      (q)  (GIVE UP POSSESSION OF CHARGED PROPERTY): The Security Trustee,
           acting in accordance with this Deed or the terms of any Extraordinary
           Resolution passed by the Voting Secured Creditors in accordance with this Deed, may give up possession of the Charged Property at any time.

      (r)  (NO DUTY AS CHARGEE): Nothing in this Deed imposes a duty upon the
           Security Trustee to exercise its powers as chargee under this Deed or at law in circumstances where a motion at a meeting of Voting Secured
           Creditors that a receiver be appointed is put and is not passed.

      (s)  (OTHER SECURITY INTERESTS): If the Security Trustee sees fit to redeem or take any transfer of any Security Interest ranking in priority to or pari passu with the Charge including the Prior
           Interest (the "OTHER SECURITY INTEREST") wholly or in part then, notwithstanding any provision as to interest contained in the Other
           Security Interest or any presumption of law to the contrary all moneys expended by the Security Trustee in so doing including the consideration paid to the holder of the Other Security Interest, stamp duty and legal costs and disbursements will be deemed to be principal moneys secured by the Other Security Interest, and also part of the Secured Moneys and moneys the payment of which forms part of the obligations of the Trustee under this Deed, and the provisions of this Deed will be deemed incorporated in the Other Security
           Interest and will prevail over the terms and conditions of the Other
           Security Interest in the case of any inconsistency.

      (t)  (LIABILITY LIMITED): Except for the obligations imposed on it under this Deed, the Security Trustee is not obliged to do or omit to do any thing including enter into any transaction or incur any liability unless the Security Trustee's liability is limited in a manner satisfactory to the Security Trustee in its absolute discretion.

      (u)  (NO DUTY TO PROVIDE INFORMATION): Subject to the express requirements of this Deed and any requirement of applicable law, the Security
           Trustee has no duty (either initially, or on a continuing basis) to consider or provide any Secured Creditors with any information with respect to the Trustee or the Manager (whenever coming into its possession).

      (v)  (EXERCISE OF RIGHTS SUBJECT TO EXTRAORDINARY RESOLUTION): Without
           limiting its rights, powers and discretions, but subject to its express duties or obligations under this Deed (including, without limiting the generality of the foregoing, clause 8) the Security
           Trustee will not be required to exercise any right, power or discretion (including to require anything to be done, form any opinion or give any notice, consent or approval) without the specific instructions of the Voting Secured Creditors given by Extraordinary
           Resolution.

      (w)  (NO LIABILITY FOR ACTING IN ACCORDANCE WITH DIRECTIONS): The Security
           Trustee is not to be under any liability whatsoever for acting in accordance with any direction obtained from Voting Secured Creditors at a meeting convened under clause 8.

      (x)  (NO LIABILITY FOR BREACH): The Security Trustee is not to be under any liability whatsoever for a failure to take any action in respect of any breach by the Trustee of its duties as trustee of the Series
           Trust of which the Security Trustee is not aware or in respect of any
           Event of Default of which the Security Trustee is not aware.

                                                                              40

      (y)  (DISPUTE OR AMBIGUITY): In the event of any dispute or ambiguity as to the construction or enforceability of this Deed or any other
           Transaction Document, or the Security Trustee's powers or obligations under or in connection with this Deed or the determination or calculation of any amount or thing for the purpose of this Deed or the construction or validity of any direction from Voting Secured
           Creditors, provided the Security Trustee is using reasonable endeavours to resolve such ambiguity or dispute, the Security
           Trustee, in its absolute discretion, may (but will have no obligation
           to) refuse to act or refrain from acting in relation to matters affected by such dispute or ambiguity.

14.4  LIMITATION OF LIABILITY

      Notwithstanding any other provision of this Deed, the Security Trustee will have no liability under or in connection with this Deed or any other
      Transaction Document (whether to the Secured Creditors, the Trustee, the
      Manager or any other person) other than to the extent to which the liability is able to be satisfied out of the property of the Security
      Trust Fund from which the Security Trustee is actually indemnified for the liability. This limitation will not apply to a liability of the Security
      Trustee to the extent that it is not satisfied because, under this Deed or by operation by law, there is a reduction in the extent of the Security
      Trustee's indemnification as a result of the Security Trustee's fraud, negligence or wilful default. Nothing in this clause 14.4 or any similar provision in any other Transaction Document limits or adversely affects the powers of the Security Trustee, any receiver or attorney in respect of the Charge or the Charged Property.

14.5  DEALINGS WITH TRUST

      None of the:

      (a)  (SECURITY TRUSTEE): Security Trustee in any capacity;

      (b)  (RELATED BODIES CORPORATE): Related Bodies Corporate of the Security
           Trustee;

      (c)  (DIRECTORS ETC.): directors or officers of the Security Trustee or its Related Bodies Corporate; or

      (d)  (SHAREHOLDERS): shareholders of the Security Trustee or its Related
           Bodies Corporate,

      is prohibited from:

      (e)  (SUBSCRIBING FOR): subscribing for, purchasing, holding, dealing in or disposing of Securities;

      (f)  (CONTRACTING WITH): at any time:

           (i)   contracting with;

           (ii)  acting in any capacity as representative or agent for; or

           (iii) entering into any financial, banking, agency or other transaction with,

      any other of them or any Secured Creditor; or

      (g)  (BEING INTERESTED IN): being interested in any contract or transaction referred to in paragraphs (e) or (f).

                                                                              41

      None of the persons mentioned is liable to account to the Secured
      Creditors for any profits or benefits (including, without limitation, bank charges, commission, exchange brokerage and fees) derived in connection with any contract or transaction referred to in paragraphs (e) or (f). The preceding provisions of this clause 14.5 only apply if the relevant person, in connection with the action, contract or transaction, acts in good faith to all Secured Creditors.

14.6  DISCRETION OF SECURITY TRUSTEE AS TO EXERCISE OF POWERS

      Subject to any express provision to the contrary contained in this Deed, the Security Trustee will, as regards all the powers, authorities and discretions vested in it by this Deed have absolute discretion as to the exercise of them in all respects and, in the absence of fraud, negligence or wilful default on its part, the Security Trustee will not be in any way responsible for any loss, costs, damages, claims or obligations that may result from the exercise or non-exercise of them.

14.7  DELEGATION OF DUTIES OF SECURITY TRUSTEE

      The Security Trustee must not delegate to any person any of its trusts, duties, powers, authorities or discretions under this Deed except:

      (a)  (TO MANAGER, SERVICER, SELLERS, TRUSTEE): to the Manager, the
           Servicer, a Seller or the Trustee in accordance with the provisions of this Deed or any other Transaction Document;

      (b)  (RELATED BODY CORPORATE): subject to clause 14.8, to a Related Body
           Corporate of the Security Trustee; or

      (c)  (AS OTHERWISE PERMITTED): in accordance with the provisions of this
           Deed.

14.8  RELATED BODY CORPORATE OF THE SECURITY TRUSTEE

      Where the Security Trustee delegates any of its trusts, duties, powers, authorities and discretions to any person who is a Related Body Corporate of the Security Trustee, the Security Trustee at all times remains liable for the acts or omissions of such Related Body Corporate and for the payment of fees of that Related Body Corporate when acting as delegate.

15.   DUTIES OF THE SECURITY TRUSTEE

15.1  DUTIES OF THE SECURITY TRUSTEE LIMITED TO DUTIES IN THIS DEED

      The Security Trustee has no duties or responsibilities in its capacity as trustee other than those expressly set out in this Deed.

15.2  SECURITY TRUSTEE'S FURTHER DUTIES

      Subject to clause 14.1, the Security Trustee must comply with the duties and responsibilities imposed on it by this Deed and must:

      (a)  (ACT CONTINUOUSLY): act continuously as trustee of the Security Trust until the Security Trust is terminated in accordance with this Deed or until it has retired or been removed in accordance with this Deed;

                                                                              42

      (b)  (EXERCISE DILIGENCE ETC.): exercise all due diligence and vigilance in carrying out its functions and duties and in protecting the rights and interests of the Secured Creditors;

      (c)  (HAVE REGARD TO THE INTERESTS OF SECURED CREDITORS): in the exercise of all discretions vested in it by this Deed and all other
           Transaction Documents, except where expressly provided otherwise, have regard to the interest of the Secured Creditors as a class;

      (d)  (RETAIN THE TRUST FUND): subject to this Deed, retain the Security
           Trust Fund in safe custody and hold it on trust for the Secured
           Creditors upon the terms of this Deed; and

      (e)  (NOT SELL ETC.): not sell, mortgage, charge or part with the possession of any part or the whole of the Security Trust Fund (or permit any of its officers, agents and employees to do so) except as permitted or contemplated by this Deed.

15.3  TRUSTEE LIABLE FOR NEGLIGENCE ETC.

      Nothing in this Deed will in any case in which the Security Trustee has failed to show the degree of care and diligence required of it as Security
      Trustee (having regard to the provisions of this Deed conferring on the
      Security Trustee any duties, powers, trusts, authorities or discretions, including any provisions relieving the Security Trustee of specified responsibilities) relieve or indemnify it from or against any liability for fraud, negligence or wilful default.

15.4  NO LIABILITY FOR TRANSACTION DOCUMENTS

      The Security Trustee has no responsibility for the form or content of this
      Deed or any other Transaction Document and will have no liability arising in connection with any inadequacy, invalidity or unenforceability (other than as a result of a breach of this Deed by the Security Trustee) of any provision of this Deed or any Transaction Document.

15.5  RESOLUTION OF CONFLICTS

      (a)  (RESOLVE CONFLICTS IN FAVOUR OF THE SECURITYHOLDERS): Subject to the
           provisions of this Deed, if there is at any time in the Security
           Trustee's opinion, with respect to enforcement or the exercise of any of the Security Trustee's duties, powers or discretions, a conflict between the interests of any Secured Creditor or class of Secured
           Creditor (on the one hand) and the interests of the Securityholders as a whole (on the other hand), the Security Trustee must give priority to the interests of the Securityholders as a whole.

      (b)  (RESOLVE CONFLICTS IN FAVOUR OF THE SENIOR SECURITYHOLDERS): Subject
           to the provisions of this Deed (other than clause 15.5(a)), the
           Security Trustee must give priority to the interests only of the
           Senior Securityholders as a class if, in the Security Trustee's opinion, there is a conflict between the interests of the Senior
           Securityholders (on the one hand) and the Class B Noteholders or the other persons entitled to the benefit of the Charge (on the other hand) (in relation to which in determining the interests of the
           Offered Noteholders the Security Trustee may rely on a determination of the Offered Note Trustee).

      (c)  (NO LIABILITY): Provided that the Security Trustee acts in good faith, it will not incur any liability to any Secured Creditor for giving effect to paragraph (a) or (b).

                                                                              43

16.   INDEMNITY BY TRUSTEE

16.1  INDEMNITY

      Subject to this Deed and without prejudice to any right of indemnity given by law, the Security Trustee, the Manager, the Offered Note Trustee, the
      Receiver or attorney or other person appointed under this Deed (including, without limitation, any person appointed by the Security Trustee, the
      Manager, the Offered Note Trustee or the Receiver or any person to whom any duties, powers, trusts, authorities or discretions may be delegated by the Security Trustee, the Manager, the Offered Note Trustee or the
      Receiver) ("APPOINTEE") will be indemnified by the Trustee against all loss, liabilities and expenses properly incurred by the Security Trustee, the Manager, the Offered Note Trustee, the Receiver, attorney or appointee
      (as the case may be) in the execution or purported execution of any duties, powers, trusts, authorities or discretions vested in such persons pursuant to this Deed, including, without limitation, all liabilities and expenses consequent upon any mistake or oversight, error of judgment or want of prudence on the part of such persons and against all actions, proceedings, costs, claims and demands in respect of any matter or thing properly done or omitted in any way relating to this Deed, unless any of the foregoing is due to actual fraud, negligence or wilful default on the part of the Security Trustee, the Manager, the Offered Note Trustee, the
      Receiver, attorney or appointee (as the case may be). The Security Trustee may in priority to any payment to the Secured Creditors retain and pay out of any moneys in its hands upon the trusts of this Deed all sums necessary to effect such indemnity including, without limitation, the amount of any such liabilities and expenses, and also any remuneration outstanding to the Security Trustee under clause 19.1.

16.2  EXTENT OF SECURITY TRUSTEE'S INDEMNITY

      The Security Trustee is entitled to be indemnified by the Trustee for:

      (a)  (REGISTRATION ETC. COSTS): the costs, charges and expenses (including legal costs and expenses at the usual commercial rates of the relevant legal services provider) of the Security Trustee in connection with the negotiation, preparation, execution, stamping, registration and completion of this Deed, any deed amending this Deed and the Charge;

      (b)  (COSTS OF WAIVER ETC.): the costs, charges and expenses (including legal costs and expenses at the usual commercial rates of the relevant legal services provider) of the Security Trustee in connection with any consent, exercise or non-exercise of rights or powers or performance of obligations (including, without limitation, in connection with the contemplated or actual enforcement or preservation of any rights or powers or performance of obligations under this Deed), production of title documents, waiver, variation, release or discharge in connection with the Charge or the Charged
           Property;

      (c)  (TAXES): Taxes and fees (including, without limitation, registration fees) and fines and penalties in respect of fees, which may be payable or determined to be payable in connection with this Deed or a payment or receipt or any other transaction contemplated by this
           Deed; and

      (d)  (LEGAL COSTS): without limiting the generality of clause 16.2(b), all legal costs and disbursements (at the usual commercial rates of the relevant legal services provider) and all other costs, disbursements, outgoings and expenses of the Security Trustee in connection with the initiation, carriage and settlement of any court proceedings
           (including, without limitation, proceedings against the

                                                                              44

           Trustee arising from any neglect, breach or default by the Trustee under this Deed) in respect of this Deed.

16.3  COSTS OF EXPERTS

      The liabilities and expenses referred to in clause 16.2 include, without limitation, those payable to any independent consultant or other person appointed to evaluate any matter of concern (including, without limitation, any person consulted by the Security Trustee pursuant to clause 14.3(b)), any agent of the Security Trustee, any Receiver or any attorney appointed under this Deed, and, in the case of the Security
      Trustee, its administration costs in connection with any event referred to in clause 16.2.

16.4  NON-DISCHARGE

      Unless otherwise specifically stated in any discharge of the Security
      Trust, the provisions of this clause 16 will continue in full force and effect despite such discharge.

16.5  RETENTION OF LIEN

      Notwithstanding any release of the outgoing Security Trustee under this clause, the outgoing Security Trustee will remain entitled to the benefit of the indemnities granted by this Deed to the outgoing Security Trustee in respect of any liability, cost or other obligation incurred by it while acting as Security Trustee, as if it were still the Security Trustee under this Deed.

17.   MEETINGS OF VOTING SECURED CREDITORS

17.1  MEETINGS REGULATED BY THE ANNEXURE

      The provisions of the Annexure will apply to all meetings of Voting
      Secured Creditors and to the passing of resolutions at those meetings.

17.2  LIMITATION ON SECURITY TRUSTEE'S POWERS

      Save as provided for in this Deed, the Security Trustee will not assent or give effect to any matter which a meeting of Voting Secured Creditors is empowered by Extraordinary Resolution to do, unless the Security Trustee has previously been authorised to do so by an Extraordinary Resolution of
      Voting Secured Creditors. Nothing in this Deed prevents the Security
      Trustee taking such action as it considers appropriate to enforce any rights of indemnity or reimbursement.

18.   CONTINUING SECURITY AND RELEASES

18.1  LIABILITY PRESERVED

      Notwithstanding any payout figure quoted or other form of account stated
      by the Security Trustee, no grant of full or partial satisfaction of or discharge from this Deed by the Security Trustee will release the Trustee under this Deed until all the Secured Moneys have in fact been received by the Security Trustee and are not liable for whatever reason to be disgorged notwithstanding that such quotation or statement of account may have arisen from the mistake, negligence, error of law or error of fact of the Security Trustee its servants or agents.

                                                                              45

18.2  TRUSTEE'S LIABILITY NOT AFFECTED

      This Deed and the liability of the Trustee under this Deed will not be affected or discharged by any of the following:

      (a)  (INDULGENCE): the granting to the Trustee or to any other person of any time or other indulgence or consideration;

      (b)  (DELAY IN RECOVERY): the Security Trustee failing or neglecting to recover by the realisation of any other security or otherwise any of the Secured Moneys;

      (c)  (LACHES): any other laches, acquiescence, delay, act, omission or mistake on the part of the Security Trustee or any other person; or

      (d)  (RELEASE): the release, discharge, abandonment or transfer whether wholly or partially and with or without consideration of any other security judgment or negotiable instrument held from time to time or recovered by the Security Trustee from or against the Trustee or any other person.

18.3  WAIVER BY TRUSTEE

      The Trustee waives in favour of the Security Trustee:

      (a)  (ALL RIGHTS NECESSARY TO GIVE EFFECT TO DEED): all rights whatsoever against the Security Trustee and any other person estate or assets to the extent necessary to give effect to anything in this Deed;

      (b)  (PROMPTNESS AND DILIGENCE): promptness and diligence on the part of the Security Trustee and any other requirement that the Security
           Trustee take any action or exhaust any right against any other person before enforcing this Deed; and

      (c)  (ALL RIGHTS INCONSISTENT WITH DEED): all rights inconsistent with the provisions of this Deed including any rights as to contribution or subrogation which the Trustee might otherwise be entitled to claim or enforce.

19.   REMUNERATION AND RETIREMENT OF SECURITY TRUSTEE

19.1  REMUNERATION

      Subject to clause 28, the Security Trustee is to be remunerated by the
      Manager for acting as trustee under this Deed whether before or after the occurrence of an Event of Default, at the rate agreed from time to time between the Manager, the Security Trustee and the Trustee.

19.2  RETIREMENT OF SECURITY TRUSTEE

      The Security Trustee covenants that it will retire as Security Trustee if:

      (a)  (INSOLVENCY): an Insolvency Event occurs in relation to the Security
           Trustee in its personal capacity or in respect of its personal assets
           (and not in its capacity as trustee of any trust or in respect of any assets it holds as trustee);

      (b)  (CEASES TO CARRY ON BUSINESS): it ceases to carry on business;

                                                                              46

      (c)  (RELATED TRUSTEE RETIRES): a Related Body Corporate of it retires as trustee of the Series Trust under clause 19.1, clause 19.2 or clause
           19.4 of the Master Trust Deed or is removed as trustee of the Series
           Trust under clause 19.3 of the Master Trust Deed and the Manager requires the Security Trustee by notice in writing to retire;

      (d)  (VOTING SECURED CREDITORS REQUIRE RETIREMENT): an Extraordinary
           Resolution requiring its retirement is passed at a meeting of Voting
           Secured Creditors;

      (e)  (BREACH OF DUTY): when required to do so by the Manager or the
           Trustee by notice in writing, it fails or neglects within 14 days after receipt of such notice to carry out or satisfy any material duty imposed on it by this Deed in respect of the Security Trust; or

      (f)  (CHANGE IN OWNERSHIP): there is a change in ownership of 50% or more of the issued equity share capital of the Security Trustee from the position as at the date of this Deed or effective control of the
           Security Trustee alters from the position as at the date of this Deed unless in either case approved by the Manager (whose approval must not be unreasonably withheld).

19.3  REMOVAL BY MANAGER

      If an event referred to in clause 19.2 occurs and the Security Trustee does not retire immediately after that event, the Manager is entitled to, and must forthwith, remove the Security Trustee from office immediately by notice in writing to the Security Trustee. On the retirement or removal of the Security Trustee under the provisions of clause 19.2 or this clause
      19.3:

      (a)  (NOTIFY RATING AGENCIES): the Manager must promptly notify the Rating
           Agencies and the Offered Note Trustee of such retirement or removal;
           and

      (b)  (APPOINT SUBSTITUTE SECURITY TRUSTEE): subject to any approval required by law, the Trustee is entitled to and must use its best endeavours to appoint in writing some other Authorised Trustee
           Corporation which is approved by the Rating Agencies to be the
           Substitute Security Trustee. If the Trustee does not appoint a
           Substitute Security Trustee, the Manager may appoint a Substitute
           Security Trustee who is approved by the Rating Agencies.

19.4  SECURITY TRUSTEE MAY RETIRE

      The Security Trustee may retire as trustee under this Deed upon giving 3 months notice in writing to the Trustee, the Manager, the Offered Note
      Trustee and the Rating Agencies or such lesser time as the Manager, the
      Trustee, the Security Trustee and the Offered Note Trustee agree. Upon such retirement, the Security Trustee, subject to any approval required by law, may appoint in writing any other Authorised Trustee Corporation who is approved by the Rating Agencies and the Manager, which approval must not be unreasonably withheld by the Manager, as Security Trustee in its stead. If the Security Trustee does not propose a replacement by the date which is 1 month prior to the date of its proposed retirement, the Manager is entitled to appoint a Substitute Security Trustee, which must be an
      Authorised Trustee Company who is approved by the Rating Agencies, as of the date of the proposed retirement.

                                                                              47

19.5  RETIREMENT OF TRUSTEE UNDER MASTER TRUST DEED

      The retiring Security Trustee must use its best endeavours to appoint in writing some other Authorised Trustee Corporation who is approved by the
      Manager and the Rating Agencies as Security Trustee in its place. If the retiring Security Trustee does not appoint a Substitute Security Trustee by the date which is 1 month prior to the date of its proposed retirement, the Manager may appoint a Substitute Security Trustee, which must be an
      Authorised Trustee Company approved by the Rating Agencies. The retirement of the retiring Security Trustee will take effect upon the earlier to occur of:

      (a)  (EXPIRY OF 3 MONTH PERIOD): the expiry of a 3 month period commencing on the retirement or removal of the trustee of the Series Trust under the Master Trust Deed; and

      (b)  (APPOINTMENT OF A SUBSTITUTE SECURITY TRUSTEE): the appointment of a
           Substitute Security Trustee.

19.6  APPOINTMENT OF SUBSTITUTE SECURITY TRUSTEE BY VOTING SECURED CREDITORS

      If a Substitute Security Trustee has not been appointed under clauses
      19.3, 19.4 or 19.5 at a time when the position of Security Trustee becomes vacant in accordance with those clauses, the Manager must act as Security
      Trustee in accordance with the terms of this Deed and must promptly convene a meeting of Voting Secured Creditors at which Voting Secured
      Creditors, holding or representing between them Voting Entitlements comprising in aggregate a number of votes which is not less than 75% of the aggregate number of votes comprised in the total Voting Entitlements at the time, appoint any person nominated by any of them to act as
      Security Trustee. The Manager is entitled to receive the fee payable in accordance with clause 19.1 for the period during which the Manager acts as Security Trustee pursuant to this clause 19.

19.7  RELEASE OF SECURITY TRUSTEE

      Upon retirement or removal of the Security Trustee as trustee of the
      Security Trust, the Security Trustee is released from all obligations under this Deed arising after the date of the retirement or removal except for its obligation to vest the Security Trust Fund in the Substitute
      Security Trustee and to deliver all books and records relating to the
      Security Trust to the Substitute Security Trustee (at the cost of the
      Security Trust Fund). The Manager and the Trustee may settle with the
      Security Trustee the amount of any sums payable by the Security Trustee to the Manager or the Trustee or by the Manager or the Trustee to the
      Security Trustee and may give to or accept from the Security Trustee a discharge in respect of those sums which will be conclusive and binding as between the Manager, the Trustee and the Security Trustee but not as
      between the Security Trustee and the Secured Creditors.

19.8  VESTING OF SECURITY TRUST FUND IN SUBSTITUTE SECURITY TRUSTEE

      The Security Trustee, on its retirement or removal, must vest the Security
      Trust Fund or cause it to be vested in the Substitute Security Trustee and must deliver and assign to such Substitute Security Trustee as appropriate all books, documents, records and other property whatsoever relating to the Security Trust Fund.

19.9  SUBSTITUTE SECURITY TRUSTEE TO EXECUTE DEED

      Each Substitute Security Trustee must upon its appointment execute a deed in such form as the Manager may require whereby such Substitute Security
      Trustee must undertake to

                                                                              48

      the Secured Creditors jointly and severally to be bound by all the covenants on the part of the Security Trustee under this Deed from the date of such appointment.

19.10 RATING AGENCIES ADVISED

      The Manager must promptly:

      (a)  (RETIREMENT): approach and liaise with the Rating Agencies in respect of any consents required from it to the replacement of the Security
           Trustee pursuant to clause 19.5;

      (b)  (CHANGE OF OWNERSHIP): notify the Rating Agencies of it becoming aware of a change in ownership of 50% or more of the issued equity share capital of the Security Trustee from the position as at the date of this Deed or effective control of the Security Trustee altering from the date of this Deed; and

      (c)  (APPROVAL FOR CHANGE IN OWNERSHIP): notify the Rating Agencies and the Offered Note Trustee of any approvals given by the Manager pursuant to clause 19.2(f).

20.   ASSURANCE

20.1  FURTHER ASSURANCE

      The Trustee will and will procure that all persons having or claiming any estate or interest in the Charged Property will at any time now or in the future upon the request of the Security Trustee and at the cost of the
      Trustee, make, do and execute or cause to be made, done and executed all such actions, documents and assurances which are necessary or appropriate:

      (a)  (TO SECURE THE SECURED MONEYS): to more satisfactorily secure to the
           Security Trustee the payment of the Secured Moneys;

      (b)  (TO ASSURE THE CHARGED PROPERTY): to assure or more satisfactorily assure the Charged Property to the Security Trustee;

      (c)  (AS DIRECTED): as the Security Trustee may direct; or

      (d)  (APPOINTMENT OF SUBSTITUTE SECURITY TRUSTEE): for a Substitute
           Security Trustee appointed under clause 19 to obtain the benefit of this Deed,

      and in particular will, whenever requested by the Security Trustee, execute in favour of the Security Trustee such legal mortgages, transfers, assignments or other assurances of all or any part of the Charged Property in such form and containing such powers and provisions as the Security
      Trustee requires.

20.2  POSTPONEMENT OR WAIVER OF SECURITY INTERESTS

      The Trustee will (and the Manager will give all necessary directions to enable the Trustee to) if required by the Security Trustee immediately cause:

      (a)  (POSTPONE OTHER SECURITY INTERESTS): any Security Interest (other than the Prior Interest) which has arisen or which arises from time to time by operation of law over the Charged Property in favour of any person including the Trustee to be at the Security Trustee's option postponed in all respects after and subject to this Deed or to be otherwise discharged released or terminated; and

                                                                              49

      (b)  (DISCHARGE OF SECURED MONEYS): any Borrowing or other obligation secured by any such Security Interest at the Security Trustee's option to be waived, released, paid or performed.

20.3  REGISTRATION OF CHARGE

      The Manager will at its own expense ensure that this Deed is promptly registered as a charge on any appropriate register to the extent and within such time limits as may be prescribed by law so as to ensure the full efficacy of this Deed as a security to the Security Trustee in all jurisdictions in which any part of the Charged Property may now or at any time during the continuance of this Deed be located, in which the Trustee may carry on any business or in which the Trustee is or may become resident or registered.

20.4  CAVEATS

      The Trustee is not obliged to do anything under this clause 20 to enable the Security Trustee to, and the Security Trustee must not, lodge a caveat to record its interest in the Charged Property at the land titles office in any State or Territory, unless the Charge has taken effect as a fixed charge and the Trustee would, under the terms of the Master Trust Deed, be entitled to lodge caveats.

21.   PAYMENTS

21.1  MONEYS REPAYABLE AS AGREED OR ON DEMAND

      Unless otherwise agreed pursuant to the terms of any Secured Moneys, such
      Secured Moneys are payable by the Trustee to the Security Trustee in
      Australian dollars immediately upon demand by the Security Trustee.

21.2  NO SET-OFF OR DEDUCTION

      All payments by the Trustee of any moneys forming part of the Secured
      Moneys are to be free of any set-off or counterclaim and without deduction or withholding for any present or future Taxes unless the Trustee is compelled by law to deduct or withhold the same, in which event the
      Trustee will pay to the Security Trustee such additional amounts necessary to enable the Security Trustee to receive after all deductions and withholdings for such Taxes a net amount equal to the full amount which would otherwise have been payable under this Deed had no such deduction or withholding been required to be made.

22.   DISCHARGE OF THE CHARGE

22.1  RELEASE

      Upon proof being given to the reasonable satisfaction of the Security
      Trustee that all Secured Moneys have been paid in full, including that all costs, charges, moneys and expenses incurred by or payable to or at the direction of the Security Trustee, the Receiver or any attorney appointed under this Deed have been paid and upon adequate provision having been made to the reasonable satisfaction of the Security Trustee of all costs, charges, moneys and expenses reasonably likely thereafter to be incurred by or payable to or at the direction of the Security Trustee, the Receiver or any attorney appointed under this Deed in respect of the Series Trust, then the Security Trustee will at the request of the Manager or the
      Trustee, and at the cost of the Trustee, release the Charged Property from the Charge and this Deed.

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22.2  CONTINGENT LIABILITIES

      The Security Trustee is under no obligation to grant a release of the
      Charge or this Deed unless at the time such release is sought:

      (a)  (NO SECURED MONEYS OWING): none of the Secured Moneys are contingently or prospectively owing except where there is no reasonable likelihood of the contingent or prospective event occurring; and

      (b)  (NO LIABILITIES): the Security Trustee has no contingent or prospective liabilities whether or not there is any reasonable likelihood of such liabilities becoming actual liabilities in respect of any bills, notes, drafts, cheques, guarantees, letters of credit or other instruments or documents issued, drawn, endorsed or accepted by the Security Trustee for the account or at the request of the
           Trustee for the Series Trust.

22.3  CHARGE REINSTATED

      If any claim is made by any person that any moneys applied in payment or satisfaction of the Secured Moneys must be repaid or refunded under any law (including, without limit, any law relating to preferences, bankruptcy, insolvency or the winding up of bodies corporate) and the
      Charge has already been discharged, the Trustee will, at the Trustee's expense, promptly do, execute and deliver, and cause any relevant person to do, execute and deliver, all such acts and instruments as the Security
      Trustee may require to reinstate this Charge. This clause will survive the discharge of the Charge unless the Security Trustee agrees otherwise in writing.

23.   OFFERED NOTE TRUSTEE

23.1  CAPACITY

      The Offered Note Trustee is a party to this Deed in its capacity as trustee for the Offered Noteholders from time to time under the Offered
      Note Trust Deed. Notwithstanding any other provision of this Deed, the
      Offered Note Trustee has no rights, obligations or liabilities under this
      Deed until the Offered Note Trust Deed has been duly executed by all parties to it.

23.2  EXERCISE OF RIGHTS

      Except as otherwise provided in this Deed and in the Offered Note Trust
      Deed:

      (a)  (ONLY BY OFFERED NOTE TRUSTEE): the rights, remedies and discretions of the Offered Noteholders under this Deed including all rights to vote or give instructions or consent to the Security Trustee and to enforce any undertakings or warranties under this Deed, may only be exercised by the Offered Note Trustee on behalf of the Offered
           Noteholders in accordance with the Offered Note Trust Deed; and

      (b)  (LIMITED RIGHT OF ENFORCEMENT BY OFFERED NOTEHOLDERS): the Offered
           Noteholders may only exercise enforcement rights in respect of the
           Charged Property through the Offered Note Trustee and only in accordance with this Deed.

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23.3  INSTRUCTIONS OR DIRECTIONS

      The Security Trustee may rely on any instructions or directions given to it by the Offered Note Trustee as being given on behalf of all the Offered
      Noteholders from time to time and need not inquire whether any such instructions or directions are in accordance with the Offered Note Trust
      Deed, whether the Offered Note Trustee or the Offered Noteholders from time to time have complied with any requirements under the Offered Note
      Trust Deed or as to the reasonableness or otherwise of the Offered Note
      Trustee.

23.4  PAYMENTS

      Any payment to be made to a Offered Noteholder under this Deed may be made to the Offered Note Trustee or a Paying Agent on behalf of that Offered
      Noteholder.

23.5  NOTICES

      Any notice to be given to a Offered Noteholder under this Deed may be given to the Offered Note Trustee on behalf of that Offered Noteholder.
      Any costs to the Offered Note Trustee of publishing such notice to the
      Offered Noteholders will, subject to clause 28, be reimbursed by the
      Trustee to the Offered Note Trustee.

23.6  LIMITATION OF OFFERED NOTE TRUSTEE'S LIABILITY

      The liability of the Offered Note Trustee under this Deed is limited in the manner and to the same extent as under the Offered Note Trust Deed.

24.   AMENDMENT

24.1  AMENDMENT BY SECURITY TRUSTEE

      Subject to this clause 24 and to any approval or consent required by law
      (including, without limitation, the United States Trust Indenture Act of
      1939) and under clause 24.2, the Security Trustee, the Manager, the
      Offered Note Trustee and the Trustee may together agree by way of supplemental deed to alter, add to or revoke any provision of this Deed
      (including this clause 24) so long as such alteration, addition or revocation:

      (a)  (NECESSARY OR EXPEDIENT): in the opinion of the Security Trustee or of a barrister or solicitor instructed by the Security Trustee is necessary or expedient to comply with the provisions of any Statute or regulation or with the requirements of any Governmental Agency;

      (b)  (MANIFEST ERROR): in the opinion of the Security Trustee is made to correct a manifest error or ambiguity or is of a formal, technical or administrative nature only;

      (c)  (AMENDMENT TO LAW): in the opinion of the Security Trustee is appropriate or expedient as a consequence of an amendment to any
           Statute or regulation or altered requirements of any Governmental
           Agency or any decision of any court (including, without limitation, an alteration, addition or modification which is in the opinion of the Security Trustee appropriate or expedient as a consequence of the enactment of a Statute or regulation or an amendment to any Statute or regulation or ruling by the Commissioner or Deputy Commissioner of
           Taxation or any governmental announcement or statement or any decision of any court, in any case which has or may have the effect of

                                                                              52

           altering the manner or basis of taxation of trusts generally or of trusts similar to the Security Trust); or

      (d)  (OTHERWISE DESIRABLE): in the opinion of the Security Trustee and the
           Trustee is otherwise desirable for any reason,

      provided that the Security Trustee, the Manager, the Offered Note Trustee
      and the Trustee may not alter, add to or revoke any provision of this Deed unless the Manager has notified the Rating Agencies and the Offered Note
      Trustee 5 Business Days in advance.

24.2  CONSENT REQUIRED GENERALLY

      If any alteration, addition or revocation referred to in clause 24.1(d)
      would, if it were an Extraordinary Resolution of the Voting Secured
      Creditors require any consent to be effective under clause 14 of the
      Annexure, the alteration, addition or revocation may be effected only if the relevant consent is obtained in accordance with such clause. Nothing in this clause limits the operation of the proviso in clause 24.1.

24.3  CONSENT TO PAYMENT MODIFICATION IN RELATION TO OFFERED NOTES If any
      alteration, addition or revocation referred to in clause 24.1 effects or purports to effect a Payment Modification (as defined in the Offered Note
      Trust Deed) it will not be effective as against a given Offered Noteholder unless consented to by that Offered Noteholder.

24.4  NO RATING AGENCY DOWNGRADE

      The Security Trustee will be entitled to assume that any proposed alteration, addition or revocation referred to in clause 24.1 (other than a Payment Modification) will not be materially prejudicial to the interests of a Class of Securityholders or all Securityholders if each of the Rating Agencies confirms in writing that if the alteration, addition or revocation is effected this will not lead to a reduction, qualification or withdrawal of the then rating given, respectively, to the Class of
      Securities, or to each Class of the Securities, by the Rating Agency. The
      Offered Note Trustee will be entitled to assume that any proposed alteration, addition or revocation will not be materially prejudicial to the interests of Offered Noteholders if each of the Rating Agencies confirms in writing that if the alteration, addition or revocation is effected this will not lead to a reduction, qualification or withdrawal of the then rating given, respectively, to the Offered Notes by the Rating
      Agency.

24.5  DISTRIBUTION OF AMENDMENTS

      The Manager must distribute to all Secured Creditors a copy of any amendment made pursuant to clause 24.1 as soon as reasonably practicable after the amendment has been made.

25.   EXPENSES AND STAMP DUTIES

25.1  EXPENSES

      Subject to clause 28, the Trustee will on demand reimburse the Security
      Trustee for and keep the Security Trustee indemnified against all expenses including legal costs and disbursements (at the usual commercial rates of the relevant legal services provider) incurred by the Security Trustee in connection with:

                                                                              53

      (a)  (PREPARATION): the preparation and execution of this Deed and any subsequent consent, agreement, approval or waiver under this Deed or amendment to this Deed;

      (b)  (ENFORCEMENT): the exercise, enforcement, preservation or attempted exercise enforcement or preservation of any rights under this Deed including without limitation any expenses incurred in the evaluation of any matter of material concern to the Security Trustee;

      (c)  (INQUIRIES OF GOVERNMENTAL AGENCY): any inquiry by a Governmental
           Agency concerning the Trustee or the Charged Property or a transaction or activity the subject of the Transaction Documents; and

      (d)  (REG AB COMPLIANCE): the compliance by the Security Trustee of its obligations under clause 29.25.

25.2  STAMP DUTIES

      (a)  (TRUSTEE MUST PAY): The Trustee will pay all stamp, loan, transaction, registration and similar Taxes including fines and penalties, financial institutions duty and federal debits tax which may be payable to or required to be paid by any appropriate authority or determined to be payable in connection with the execution, delivery, performance or enforcement of this Deed or any payment, receipt or other transaction contemplated in this Deed.

      (b)  (TRUSTEE MUST INDEMNIFY): The Trustee will indemnify and keep indemnified each of the Security Trustee against any loss or liability incurred or suffered by it as a result of the delay or failure by the Trustee to pay such Taxes.

25.3  GOODS AND SERVICES TAX

      Notwithstanding any other provision of this Deed or the Master Trust Deed, if the Security Trustee becomes liable to remit to a Governmental Agency an amount of GST in connection with its supplies under this Deed, the
      Security Trustee is not entitled to any reimbursement of that GST from the
      Trustee out of the Assets of the Series Trust or the Security Trust Fund.
      Nothing in this clause 25.3 prevents the time in attendance costs of the
      Security Trustee charged pursuant to clause 19.5 of the Series Supplement from including a component that represents or is referable to GST.

26.   GOVERNING LAW AND JURISDICTION

26.1  GOVERNING LAW

      This Deed is governed by and construed in accordance with the laws of the
      Australian Capital Territory.

26.2  JURISDICTION

      (a)  (SUBMISSION TO JURISDICTION): The Trustee, the Security Trustee, the
           Manager and each of the Secured Creditors each irrevocably submits to and accepts generally and unconditionally the non-exclusive jurisdiction of the Courts and appellate Courts of the Australian
           Capital Territory with respect to any legal action or proceedings which may be brought at any time relating in any way to this Deed.

                                                                              54

      (b)  (WAIVER OF INCONVENIENT FORUM): The Trustee, the Security Trustee,
           the Manager and each of the Secured Creditors each irrevocably waives any objection it may now or in the future have to the venue of any such action or proceedings brought in such courts and any claim it may now or in the future have that any such action or proceedings have been brought in an inconvenient forum.

27.   NOTICES

27.1  METHOD OF DELIVERY

      Subject to this clause, any notice, request, certificate, approval, demand, consent or other communication to be given under this Deed must:

      (a)  (IN WRITING AND SIGNED BY AUTHORISED OFFICER): except in the case of communication by email, be in writing and signed by an Authorised
           Officer of the party giving the same; and

      (b)  (DELIVERY): be in the case of a party to this Deed or any Secured
           Creditor, other than a Securityholder:

           (i)   left at the address of the addressee;

           (ii)  sent by prepaid ordinary post to the address of the addressee;

           (iii) sent by facsimile to the facsimile number of the addressee; or

           (iv)  sent by email by an Authorised Officer of the party giving the same in accordance with the addressee's email details,

           notified by that addressee from time to time to the other parties to this Deed as its address for service pursuant to this Deed.

      Any notice, request, certificate, approval, demand, consent or other communication to be given under this Deed to a Offered Noteholder will be effectively given if it is given to the Offered Note Trustee in accordance with this clause and to a Class A-2 Noteholder, a Class B Noteholder or a
      Redraw Bondholder will be effectively given if sent to the address thereof then appearing in the Register.

27.2  DEEMED RECEIPT

      A notice, request, certificate, demand, consent or other communication under this Deed is deemed to have been received:

      (a)  (DELIVERY): where delivered in person, upon receipt;

      (b)  (POST): where sent by post, on the 3rd (7th if outside Australia) day after posting;

      (c)  (FAX): where sent by facsimile, on production by the dispatching facsimile machine of a transmission report which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient; and

      (d)  (EMAIL): where sent by email, on the date the email is received,

                                                                              55

      However, if the time of deemed receipt of any notice is not before 5.30 pm on a Business Day at the address of the recipient it is deemed to have been received at the commencement of business on the next Business Day.

27.3  EMAIL

      A notice, request, certificate, approval, demand, consent or other communication to be given under this Deed may only be given by email where the recipient has separately agreed that that communication or communications of that type, may be given by email.

28.   TRUSTEE'S LIMITED LIABILITY

28.1  LIMITATION ON TRUSTEE'S LIABILITY

      The Trustee enters into this Deed only in its capacity as trustee of the
      Series Trust and in no other capacity. A liability incurred by the Trustee acting in its capacity as trustee of the Series Trust arising under or in connection with this Deed is limited to and can be enforced against the
      Trustee only to the extent to which it can be satisfied out of Assets of the Series Trust out of which the Trustee is actually indemnified for the liability. This limitation of the Trustee's liability applies despite any other provision of this Deed (other than clause 28.3) and extends to all liabilities and obligations of the Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Deed.

28.2  CLAIMS AGAINST TRUSTEE

      The parties other than the Trustee may not sue the Trustee in respect of liabilities incurred by the Trustee acting in its capacity as trustee of the Series Trust in any capacity other than as trustee of the Series
      Trust, including seeking the appointment of a receiver (except in relation to Assets of the Series Trust), a liquidator, an administrator, or any similar person to the Trustee or prove in any liquidation, administration or similar arrangements of or affecting the Trustee (except in relation to the Assets of the Series Trust).

28.3  BREACH OF TRUSTEE

      The provisions of this clause 28 will not apply to any obligation or liability of the Trustee to the extent that it is not satisfied because under the Master Trust Deed, the Series Supplement or any other
      Transaction Document or by operation of law there is a reduction in the extent of the Trustee's indemnification out of the Assets of the Series
      Trust, as a result of the Trustee's fraud, negligence or wilful default.

28.4  ACTS OR OMISSIONS

      It is acknowledged that the Relevant Parties are responsible under the
      Transaction Documents for performing a variety of obligations relating to the Series Trust. No act or omission of the Trustee (including any related failure to satisfy its obligations or any breach of representation or warranty under this Deed) will be considered fraudulent, negligent or a wilful default for the purpose of clause 28.3 to the extent to which the act or omission was caused or contributed to by any failure by any
      Relevant Party or any other person appointed by the Trustee under any
      Transaction Document (other than a person whose acts or omissions the
      Trustee is liable for in accordance with any Transaction Document) to fulfil its obligations relating to the Series Trust or by any other act or omission of a Relevant Party or any other such person.

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28.5  NO AUTHORITY

      No attorney, agent, receiver or receiver and manager appointed in accordance with this Deed has authority to act on behalf of the Trustee in a way which exposes the Trustee to any personal liability and no act or omission of any such person will be considered fraud, negligence or wilful default of the Trustee for the purposes of clause 28.3.

28.6  NO OBLIGATION

      The Trustee is not obliged to enter into any commitment or obligation under this Deed or any Transaction Document (including incur any further liability) unless the Trustee's liability is limited in a manner which is consistent with this clause 28 or otherwise in a manner satisfactory to the Trustee in its absolute discretion.

29.   MISCELLANEOUS

29.1  ASSIGNMENT BY TRUSTEE

      The Trustee will not assign or otherwise transfer the benefit of this Deed or any of its rights, duties or obligations under this Deed except to a
      Substitute Trustee which is appointed as a successor trustee of the Series
      Trust under and in accordance with the Master Trust Deed.

29.2  ASSIGNMENT BY MANAGER

      The Manager will not assign or otherwise transfer the benefit of this Deed or any of its rights, duties or obligations under this Deed except to a
      Substitute Manager which is appointed as a successor manager of the Series
      Trust under and in accordance with the Master Trust Deed.

29.3  ASSIGNMENT BY SECURITY TRUSTEE

      The Security Trustee will not assign or otherwise transfer all or any part of the benefit of this Deed or any of its rights, duties and obligations under this Deed except to a Substitute Security Trustee which is appointed as a successor security trustee under and in accordance with this Deed.

29.4  ASSIGNMENT BY OFFERED NOTE TRUSTEE

      The Offered Note Trustee will not assign or otherwise transfer all or any part of the benefit of this Deed or any of its rights, duties and obligations under this Deed except to a successor trustee appointed under and in accordance with the Offered Note Trust Deed.

29.5  CERTIFICATE OF SECURITY TRUSTEE

      A certificate in writing signed by an Authorised Officer of the Security
      Trustee certifying the amount payable by the Trustee to the Security
      Trustee or to the Secured Creditors or certifying that a person identified therein is a Secured Creditor or certifying any other act, matter, thing or opinion relating to this Deed is conclusive and binding on all
      Interested Persons in the absence of manifest error on the face of the certificate or evidence to the contrary.

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29.6  CONTINUING OBLIGATION

      This Deed is a continuing obligation notwithstanding any settlement of account intervening payment express or implied revocation or any other matter or thing whatsoever until a final discharge of this Deed has been given to the Trustee.

29.7  SETTLEMENT CONDITIONAL

      Any settlement or discharge between the Trustee and the Security Trustee is conditional upon any security or payment given or made to the Security
      Trustee by the Trustee or any other person in relation to the Secured
      Moneys not being avoided repaid or reduced by virtue of any provision or enactment relating to bankruptcy insolvency or liquidation for the time being in force and, in the event of any such security or payment being so avoided repaid or reduced the Security Trustee is entitled to recover the value or amount of such security or payment avoided, repaid or reduced from the Trustee subsequently as if such settlement or discharge had not occurred.

29.8  NO MERGER

      Neither this Deed nor any of the Security Trustee's or the Receiver's
      powers will merge or prejudicially affect nor be merged in or prejudicially affected by and the Trustee's obligations under this Deed will not in any way be abrogated or released by any other security any judgment or order any contract any cause of action or remedy or any other matter or thing existing now or in the future in respect of the Secured
      Moneys.

29.9  INTEREST ON JUDGMENT

      If a liability under this Deed (other than a liability for negligence, fraud or wilful default of the Trustee under the Transaction Documents)
      becomes merged in a judgment or order then the Trustee as an independent obligation will pay interest to the Security Trustee on the amount of that liability at a rate being the higher of the rate payable pursuant to the judgment or order and the highest rate payable on the Secured Moneys from the date it becomes payable until it is paid.

29.10 NO POSTPONEMENT

      The Security Trustee's rights under this Deed will not be discharged, postponed or in any way prejudiced by any subsequent Security Interest nor by the operation of the rules known as the rule in Hopkinson v Rolt or the rule in Claytons Case.

29.11 SEVERABILITY OF PROVISIONS

      Any provision of this Deed which is illegal, void or unenforceable in any jurisdiction is ineffective in that jurisdiction to the extent only of such illegality, voidness or unenforceability without invalidating the remaining provisions of this Deed or the enforceability of that provision in any other jurisdiction.

29.12 REMEDIES CUMULATIVE

      The rights and remedies conferred by this Deed upon the Security Trustee and the Receiver are cumulative and in addition to all other rights or remedies available to the Security Trustee or the Receiver by Statute or
      by general law.

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29.13 WAIVER

      A failure to exercise or enforce or a delay in exercising or enforcing or the partial exercise or enforcement of any right, remedy, power or privilege under this Deed by the Security Trustee will not in any way preclude or operate as a waiver of any further exercise or enforcement of such right, remedy, power or privilege or the exercise or enforcement of any other right, remedy, power or privilege under this Deed or provided by law.

29.14 CONSENTS AND APPROVALS

      Where any act matter or thing under this Deed depends on the consent or approval of the Security Trustee then unless expressly provided otherwise in this Deed such consent or approval may be given or withheld in the absolute and unfettered discretion of the Security Trustee and may be given subject to such conditions as the Security Trustee thinks fit in its absolute and unfettered discretion.

29.15 WRITTEN WAIVER, CONSENT AND APPROVAL

      Any waiver, consent or approval given by the Security Trustee under this
      Deed will only be effective and will only be binding on the Security
      Trustee if it is given in writing or given verbally and subsequently confirmed in writing and executed by the Security Trustee or on its behalf by an Authorised Officer for the time being of the Security Trustee.

29.16 TIME OF ESSENCE

      Time is of the essence in respect of the Trustee's obligations under this
      Deed.

29.17 MORATORIUM LEGISLATION

      To the fullest extent permitted by law, the provisions of all Statutes operating directly or indirectly:

      (a)  (LESSEN OBLIGATIONS): to lessen or otherwise to vary or affect in favour of the Trustee any obligation under this Deed; or

      (b)  (DELAY EXERCISE OF POWERS): to delay or otherwise prevent or prejudicially affect the exercise of any powers conferred on the
           Security Trustee or the Receiver under this Deed,

      are expressly waived negatived and excluded.

29.18 DEBIT ACCOUNTS

      The Trustee authorises the Security Trustee at any time after the Charge becomes enforceable pursuant to the provisions of this Deed, to apply without prior notice any credit balance whether or not then due to which the Trustee is at any time entitled on any account at any office of the
      Security Trustee in or towards satisfaction of any sum then due and unpaid from the Trustee to the Security Trustee under this Deed or on any other account whatsoever and the Trustee further authorises the Security Trustee without prior notice to set-off any amount owing whether present or future actual contingent or prospective and on any account whatsoever by the
      Security Trustee to the Trustee against any of the Secured Moneys. The
      Security Trustee is not obliged to exercise any of its rights under this clause, which are without prejudice and in addition to any right of set-off, combination of accounts, lien or other right to which it is at any time otherwise entitled whether by operation of law contract or otherwise.

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29.19 SET-OFF

      No Secured Creditor may set-off or apply any sum or debt in any currency
      (whether or not matured) in any account comprised in the Charged Property towards satisfaction of any amount that would otherwise form part of the
      Secured Moneys.

29.20 BINDING ON EACH SIGNATORY

      This Deed binds each of the signatories to this Deed notwithstanding that any one or more of the named parties to this Deed does not execute this
      Deed, that there is any invalidity forgery or irregularity touching any execution of this Deed or that this Deed is or becomes unenforceable void or voidable against any such named party.

29.21 COUNTERPARTS

      This Deed may be executed in a number of counterparts and all such counterparts taken together is deemed to constitute one and the same instrument.

29.22 PRIVACY

      (a)  (ACKNOWLEDGEMENT): Each party acknowledges that Personal Information may be exchanged between the parties pursuant to the terms of this
           Deed.

      (b)  (OBTAIN CONSENTS): If Personal Information is exchanged between the parties, the party which provides the Personal Information must ensure that it obtains such consents, if any, as are required by the
           Privacy Act to be obtained by that party in relation to that provision of Personal Information.

      (c)  (BEST ENDEAVOURS TO COMPLY): Each party undertakes to use its best endeavours to ensure that at all times:

           (i)    Personal Information provided to it (the "RECEIVING PARTY") by another party (the "PROVIDING PARTY"):

                  A.   unless otherwise required by law, will be used only for
                       the purpose of fulfilling the Receiving Party's
                       obligations under the Transaction Documents; and

                  B.   except as expressly provided pursuant to the Transaction
                       Documents, will not be disclosed to any third party
                       unless express consent in writing is obtained from the
                       Providing Party; and

           (ii)   in addition to the obligation under paragraph (b) above, it will comply with the Privacy Act and all applicable
                  regulations, principles, standards, codes of conduct or
                  guidelines concerning the handling of Personal Information under that Act or with any request or direction arising
                  directly from or in connection with the proper exercise of the functions of the Privacy Commissioner, to the extent required by law.

      (d)  (NOTIFICATION): If a Receiving Party becomes aware that a breach of paragraphs (b) or (c) above has occurred, or if it becomes aware that the law may require disclosure to be made or a consent to be obtained in relation to Personal Information provided to it by a Providing
           Party, it must immediately notify that Providing Party in writing.

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      (e)  (NOT APPLICABLE TO OFFERED NOTE TRUSTEE): Notwithstanding anything else contained in this clause 29.22, paragraphs (a) to (d) above do not apply to the Offered Note Trustee. The Offered Note Trustee agrees to comply with all privacy legislation applicable to it.

      (f)  (OFFERED NOTE TRUSTEE AGREES): The Offered Note Trustee agrees:

           (i)    to use its reasonable endeavours to assist the other parties in ensuring no breach of the Privacy Act occurs in
                  circumstances where no breach of the Privacy Act would have occurred if the Offered Note Trustee had complied with
                  paragraphs (a) to (d) above;

           (ii)   to use Personal Information provided to it only for the
                  purpose of fulfilling its obligations under the Transaction
                  Documents, unless otherwise required by law; and

           (iii)  not to disclose any Personal Information to any third party except:

                  A.   as expressly provided pursuant to the Transaction
                       Documents; or

                  B.   as it may be required to disclose by any law or order of
                       any Governmental Agency or the rules of any stock
                       exchange,

                  unless express consent in writing is obtained from the
                  Providing Party.

29.23 CONTRA PROFERENTEM

      Each provision of this Deed will be interpreted without disadvantage to the party who (or whose representative) drafted that provision.

29.24 KNOW YOUR CUSTOMER

      Subject to any confidentiality, privacy or general trust law obligations owed by The Bank of New York to Offered Noteholders or by Perpetual
      Trustee Company Limited to Noteholders and any applicable confidentiality or privacy laws, each party ("INFORMATION PROVIDER") agrees to provide any information and documents reasonably required by another party for that other party to comply with any applicable anti-money laundering or counter-terrorism financing laws including, without limitation, any laws imposing "know your customer" or other identification checks or procedures on a party, but only to the extent that such information is in the possession of, or otherwise readily available to, the Information
      Provider. Any party may decline to perform any obligation under the
      Transaction Documents to the extent that it forms the view, in its reasonable opinion, that notwithstanding that it has taken all reasonable steps to comply with such anti-money laundering or counter-terrorism financing laws, it is required to decline to perform those obligations under any such laws.

29.25 COMPLIANCE WITH REGULATION AB

      The Security Trustee acknowledges and agrees that to the extent it agrees with the Manager that the Security Trustee is "participating in the servicing function" in relation to

                                                                              61

      the Series Trust within the meaning of Item 1122 of Regulation AB, clauses
      16.31(b) and (d) of the Series Supplement will apply to this Agreement as if references to "the Servicer" in those clauses were references to the
      Security Trustee and the definition of "Subcontractor" in clause 1.1 of the Series Supplement will be construed accordingly.

                                                                              62

EXECUTED as a deed.

SIGNED SEALED AND DELIVERED for and on
behalf of P.T. LIMITED ABN 67 004 454
666
by
its Attorney under a Power of Attorney
dated and who declares that he or she
has not received any notice of the         -------------------------------------
revocation of such Power of Attorney in    Signature of Attorney
the presence of:

----------------------------------------
Signature of Witness

----------------------------------------
Name of Witness in full

EXECUTED AS A DEED by THE BANK OF NEW
YORK in the presence of:

                                           -------------------------------------
                                           Signature of Authorised Signatory

----------------------------------------
Signature of Witness

----------------------------------------
Name of Witness in full

                                                                              63

SIGNED SEALED AND DELIVERED for and on
behalf of SECURITISATION ADVISORY
SERVICES PTY. LIMITED ABN 88 064 133 946
by
its Attorney under a Power of Attorney     -------------------------------------
dated and registered Book______ No.____    Signature of Attorney
and who declares that he or she has not
received any notice of the revocation of
such Power of Attorney in the presence
of:

----------------------------------------
Signature of Witness

----------------------------------------
Name of Witness in full

SIGNED SEALED AND DELIVERED for and on
behalf of PERPETUAL TRUSTEE COMPANY
LIMITED ABN 42 000 001 007
by
its Attorney under a Power of Attorney     -------------------------------------
dated and who declares that he or she      Signature of Attorney
has not received any notice of the
revocation of such Power of Attorney in
the presence of:

----------------------------------------
Signature of Witness

----------------------------------------
Name of Witness in full

                                                                              64

THIS IS THE ANNEXURE REFERRED TO IN A SECURITY TRUST DEED BETWEEN P.T. LIMITED,
THE BANK OF NEW YORK, SECURITISATION ADVISORY SERVICES PTY. LIMITED AND
PERPETUAL TRUSTEE COMPANY LIMITED

               PROVISIONS FOR MEETINGS OF VOTING SECURED CREDITORS

1.    Definitions and incorporation of terms

      In this Annexure, unless specified otherwise or the context indicates a contrary intention:

      (a)  words and expressions which are defined in or by virtue of clause 1 of the abovementioned Security Trust Deed (the "SECURITY TRUST DEED")
           have the same meanings in this Annexure;

      (b)  a "HOLDER" in relation to Secured Moneys will be construed as including a Securityholder in relation to any outstanding Securities;
           and

      (c)  references to clauses are references to clauses in this Annexure.

2.    CONVENING OF MEETINGS

      (a)  (MEETING AT ANY TIME): The Security Trustee, the Trustee or the
           Manager at any time may convene a meeting of the Voting Secured
           Creditors.

      (b)  (MEETING ON REQUEST): Subject to the Security Trustee being indemnified to its reasonable satisfaction against all costs and expenses occasioned thereby, the Security Trustee will convene a meeting of the Voting Secured Creditors if requested to do so by
           Voting Secured Creditors who hold between them Voting Entitlements comprising an aggregate number of votes which is no less than 10% of the aggregate number of votes comprising the Voting Entitlements of all Voting Secured Creditors at that time.

      (c)  (TIME AND PLACE APPROVED BY SECURITY TRUSTEE):

           (i)    Every meeting of Voting Secured Creditors will be held at such time and place as the Security Trustee approves (or, failing such approval by the Security Trustee within a reasonable
                  period, as approved by the Manager), provided that, subject to paragraphs (ii) and (iii) and clause 4, any such meeting shall not be held until the Offered Note Trustee has had, in its opinion, sufficient time to either seek directions from the
                  Offered Noteholders or to determine that it need not seek
                  those directions, in each case in accordance with clause 7 of the Offered Note Trust Deed.

           (ii)   Upon receiving notice of a meeting of the Voting Secured
                  Creditors, the Offered Note Trustee (if applicable) will as soon as practicable comply with clause 7 of the Offered Note
                  Trust Deed.

           (iii)  The proviso in sub-paragraph (i) does not apply if:

                  A.   the Offered Note Trustee, in its absolute discretion, so
                       decides; or

                  B.   there are then no Offered Notes outstanding.

      (d)  (MEETINGS IN MORE THAN ONE PLACE): A meeting of Voting Secured
           Creditors may, if the Security Trustee so determines, be held at two or more meeting venues linked

                                                                               1

           together by audio-visual communication equipment which, by itself or in conjunction with other arrangements:

           (i)    gives the Voting Secured Creditors in the separate venues a reasonable opportunity to participate in the proceedings;

           (ii)   enables the chairman to be aware of proceedings in each such venue; and

           (iii)  enables the Voting Secured Creditors in each such venue to vote on a show of hands and on a poll.

           A Voting Secured Creditor at one of the separate meeting venues is taken to be present at the meeting of the Voting Secured Creditors and is entitled to exercise all rights which a Voting Secured
           Creditor has under the Security Trust Deed and this Annexure in relation to a meeting of Voting Secured Creditors. Where a meeting of
           Voting Secured Creditors is held at two or more meeting venues pursuant to this clause 2(d), that meeting will be regarded as having been held at the venue determined by the chairman of the meeting.

      (e)  (MEETINGS ONLY IN ACCORDANCE WITH THE SECURITY TRUST DEED): A meeting of Voting Secured Creditors may only be convened in accordance with the Security Trust Deed and this Annexure.

3.    NOTICE OF MEETINGS

      (a)  (NOTICE): Subject to clauses 2(c)(i) and 4, at least 14 days notice
           (inclusive of the day on which the notice is given and of the day on which the meeting is held) of a meeting of the Voting Secured
           Creditors must be given to the Voting Secured Creditors.

      (b)  (ACCIDENTAL OMISSION DOES NOT INVALIDATE): The accidental omission to give notice to or the non-receipt of notice by any Voting Secured
           Creditor does not invalidate the proceedings at any meeting.

      (c)  (COPIES OF NOTICES): A copy of a notice convening a meeting must be given by the Security Trustee to the Manager and the Trustee.

      (d)  (MANNER OF NOTICE): Notice of a meeting must be given in the manner provided in the Security Trust Deed.

      (e)  (DETAILS TO BE INCLUDED IN NOTICE): A notice of a meeting of the
           Voting Secured Creditors must specify:

           (i)    the day, time and place of the proposed meeting;

           (ii)   the reason for the meeting being convened;

           (iii)  the agenda of the business to be transacted at the meeting;

           (iv)   the terms of any proposed resolution;

           (v)    that appointments of proxies must be lodged no later than 24 hours prior to the time fixed for the meeting; and

           (vi)   such additional information as the person giving the notice thinks fit.

                                                                               2

4.    SHORTER NOTICE OF MEETING

      A meeting of the Voting Secured Creditors may be held on shorter notice than provided by clause 3 if so agreed by a resolution of Voting Secured
      Creditors at the meeting who:

      (a)  (MAJORITY IN NUMBER): are a majority in number of Voting Secured
           Creditors (present in person or by proxy) having the right to attend and vote at the meeting; and

      (b)  (95% VOTING ENTITLEMENTS): hold or represent between them Voting
           Entitlements comprising in aggregate a number of votes which is not less than 95% of the aggregate number of votes comprised in all
           Voting Entitlements at the time.

5.    CHAIRMAN

      At a meeting of Voting Secured  Creditors,  some person  (whether or not a
      Secured Creditor or a representative of the Security Trustee) nominated in writing by the  Security  Trustee  must  preside as  chairman.  If no such nomination  is made or no such  nominated  person  is  present  within  15 minutes  after the time  appointed  for the  holding of the  meeting,  the
      Voting  Secured  Creditors  present  must choose one of their number to be chairman.

6.    QUORUM

      At any such meeting, any 2 or more persons present in person holding, or being Representatives holding or representing between them, in the aggregate 67% or more of the aggregate number of votes comprised in all
      Voting Entitlements at that time will form a quorum for the transaction of business and no business (other than the choosing of a chairman) is to be transacted at any meeting unless the requisite quorum is present at the commencement of business.

7.    ADJOURNMENT

      (a)  (ADJOURNMENT): If within 15 minutes from the time appointed for any such meeting a quorum is not present, the meeting must, if convened upon the requisition of Voting Secured Creditors, be dissolved. In any other case it must stand adjourned (unless the Security Trustee agrees that it be dissolved) for such period, not being less than 7 days nor more than 42 days, as may be appointed by the chairman. At such adjourned meeting, two or more persons present in person holding, or being Representatives holding or representing between them, Voting Entitlements comprising in aggregate a number of votes which is not less than 50% of the aggregate number of votes comprised in all Voting Entitlements at the time must (except for the purpose of passing an Extraordinary Resolution) form a quorum and will have the power to pass any resolution and to decide upon all matters which could properly have been dealt with at the meetings from which the adjournment took place had a quorum been present at such meeting. The quorum at any such adjourned meeting for passing an Extraordinary
           Resolution will be as specified in clause 6.

      (b)  (PLACE AND TIME OF ADJOURNED MEETING): The chairman may with the consent of (and must if directed by) any meeting adjourn the same from time to time and from place to place but no business may be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting from which the adjournment took place.

                                                                               3

      (c)  (NOTICE OF ADJOURNED MEETING): At least 5 days' notice of any meeting adjourned through want of a quorum is to be given in the same manner as of an original meeting and such notice must state the quorum required at such adjourned meeting. It will not, however, otherwise be necessary to give any notice of an adjourned meeting.

8.    VOTING PROCEDURE

      (a)  (CASTING VOTES): Every question submitted to a meeting must be decided in the first instance by a show of hands and in case of equality of votes the chairman must both on a show of hands and on a poll have a casting vote in addition to the vote or votes (if any) to which he or she may be entitled as a Voting Secured Creditor or as a
           Representative.

      (b)  (EVIDENCE OF VOTES): At any meeting, unless a poll is (before or on the declaration of the result of the show of hands) demanded by the chairman, the Trustee, the Manager, the Offered Note Trustee or the
           Security Trustee or by one or more persons holding, or being
           Representatives holding or representing between them, in aggregate a number of votes which is not less than 2% of the aggregate number of votes comprised in all Voting Entitlements at the time, a declaration by the chairman that a resolution has been carried by a particular majority or lost or not carried by any particular majority will be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

      (c)  (POLLS): If at any meeting a poll is so demanded, it must be taken in such manner and (subject to the provisions of this Annexure) either at once or after such an adjournment as the chairman directs and the result of such poll will be deemed to be the resolution of the meeting at which the poll was demanded as at the date of the taking of the poll. The demand for a poll must not prevent the continuance of the meeting for the transaction of any business other than the question on which the poll has been demanded. Any poll demanded at any meeting on the election of a chairman or on any question of adjournment must be taken at the meeting without adjournment.

      (d)  (VOTING BY SECURED CREDITORS):

           (i)    On a show of hands every Voting Secured Creditor who is
                  present in person or by proxy and has the right to vote at the relevant meeting on that resolution has one vote except that the Offered Note Trustee has one vote for each then Offered
                  Noteholder.

           (ii)   On a poll every Voting Secured Creditor who is present in
                  person or by proxy and has the right to vote has the number of votes comprised in their Voting Entitlement.

      (e)  (PERSON MAY CAST VOTES DIFFERENTLY): Any person entitled to more than one vote need not use or cast all of the votes to which he or she is entitled in the same way.

      (f)  (VOTING BY CORPORATION): A corporation being a Voting Secured
           Creditor may vote by any officer or representative duly authorised in writing who is entitled to speak, demand a poll, vote, act as a proxy and in all other respects exercise the rights of a Voting Secured
           Creditor and must be reckoned as a Voting Secured Creditor for all purposes.

                                                                               4

      (g)  (VOTING BY PERSON OF UNSOUND MIND): A Voting Secured Creditor of
           unsound mind or in respect of whom an order has been made by any court having jurisdiction in respect of mental health may vote whether on a show of hands or on a poll by his committee curator bonis or other person in the nature of a committee curator bonis appointed by such court.

      (h)  (OBJECTION TO VOTER'S QUALIFICATION): No objection is to be raised as to the qualification of any voter except at the meeting or adjourned meeting at which the vote objected to is given or tendered and every vote not disallowed at such meeting will be valid for all purposes.
           Any such objection made in due time will be referred to the chairman of the meeting and his decision will be final and conclusive.

9.    RIGHT TO ATTEND AND SPEAK

      The Trustee, the Manager and the Security Trustee (through their respective representatives) and their respective financial and legal advisers will be entitled to attend and speak at any meeting of Voting
      Secured Creditors. No person will otherwise be entitled to attend or vote at any meeting of the Voting Secured Creditors or to join with others in requesting the convening of such a meeting unless he or she is a Voting
      Secured Creditor or is a Representative.

10.   APPOINTMENT OF PROXIES

      (a)  (PROXY): Each appointment of a proxy must be in writing and, together
           (if required by the Security Trustee) with proof satisfactory to the
           Security Trustee of its due execution, must be deposited at the registered office of the Security Trustee or at such other place designated by the Security Trustee not less than 24 hours before the time appointed for holding the meeting or adjourned meeting at which the named proxy proposes to vote and in default, the appointment of proxy will not be treated as valid unless the chairman of the meeting decides otherwise before such meeting or adjourned meeting proceeds to business. A notarially certified copy of proof (if applicable) of due execution must if required by the Security Trustee be produced by the proxy at the meeting or adjourned meeting. The Security Trustee will be under no obligation to investigate or be concerned with the validity of, or the authority of, the proxy named in any such appointment. The proxy named in any appointment of proxy need not be a Voting Secured Creditor.

      (b)  (PROXY VALID): Any vote given in accordance with the terms of an appointment of proxy conforming with clause 10(a) will be valid notwithstanding the previous revocation or amendment of the appointment of proxy or of any of the Voting Secured Creditor's instructions pursuant to which it was executed, provided that no intimation in writing of such revocation or amendment has been received by the Security Trustee at its registered office or by the chairman of the meeting in each case not less than 24 hours before the commencement of the meeting or adjourned meeting at which the appointment of proxy is used.

11.   CORPORATE REPRESENTATIVES

      A person authorised under sections 250D of the Corporations Act by a
      Voting Secured Creditor being a body corporate to act for it at any meeting will, in accordance with his or her authority until his or her authority is revoked by the body corporate concerned, be entitled to exercise the same powers on behalf of that body corporate as that body corporate could exercise if it were an individual Voting Secured Creditor and will be entitled to produce evidence of his or her authority to act at any time before the time appointed for the holding of

                                                                               5

      or at the meeting or adjourned meeting or for the taking of a poll at which he or she proposes to vote.

12.   RIGHTS OF REPRESENTATIVES

      A Representative has the right to demand or join in demanding a poll and
      (except and to the extent to which the Representative is specially directed to vote for or against any proposal) has power generally to act at a meeting for the Voting Secured Creditor concerned. The Security
      Trustee and any officer of the Security Trustee may be appointed a
      Representative.

13.   POWERS OF A MEETING OF VOTING SECURED CREDITORS

      (a)  (POWERS): subject to clauses 13(b) and 14 and, to the extent applicable, the mandatory provisions of the United States Trust
           Indenture Act of 1939, a meeting of Voting Secured Creditors has, without prejudice to any rights or powers conferred on other persons by the Security Trust Deed, power exercisable by Extraordinary
           Resolution:

           (i)    to direct the Security Trustee in the action that should be taken by it following the occurrence of an Event of Default;

           (ii)   to sanction any action that the Security Trustee or a Receiver proposes to take to enforce the provisions of the Security
                  Trust Deed;

           (iii)  to sanction any proposal by the Manager, the Trustee or the
                  Security Trustee for any modification, abrogation, variation or compromise of, or arrangement in respect of, the rights of the Secured Creditors against the Trustee or the Manager
                  whether such rights arise under the Security Trust Deed, the other Transaction Documents or otherwise;

           (iv)   to postpone the day when the Secured Moneys become payable and to suspend or postpone for a time the payment of the Secured
                  Moneys;

           (v)    to sanction the exchange or substitution of the Secured Moneys for, or the conversion of the Secured Moneys into, notes or other obligations or securities of the Trustee or any other body corporate formed or to be formed;

           (vi)   to assent to any modification of the provisions contained in the Security Trust Deed or the Securities which will be
                  proposed by the Trustee, the Manager or the Security Trustee;

           (vii)  to give any authority, direction, guidance or sanction sought by the Security Trustee from the Voting Secured Creditors;

           (viii) to appoint any persons (whether Voting Secured Creditors or not) as a committee or committees to represent the interests of the Secured Creditors and to confer upon such committee or committees any powers or discretions which the Voting Secured
                  Creditors could themselves exercise by Extraordinary
                  Resolution;

           (ix)   to approve a person proposed to be appointed as a Substitute
                  Security Trustee under the Security Trust Deed and power to remove any Security Trustee for the time being thereof;

                                                                               6

           (x)    to discharge or exonerate the Security Trustee from any
                  liability in respect of any act or omission for which it may become responsible under the Security Trust Deed;

           (xi)   to do any other thing which under the Security Trust Deed is required to be given by an Extraordinary Resolution of the
                  Voting Secured Creditors; and

           (xii)  to authorise the Security Trustee or any other person to concur in and execute and do all such documents, acts and
                  things as may be necessary to carry out and give effect to any
                  Extraordinary Resolution.

      (b)  (LIMITATIONS): A meeting of Voting Secured Creditors does not have power to, nor will any resolution submitted to the meeting propose or have the effect of:

           (i)    removing the Security Trustee or the Manager from office,
                  other than in accordance with the terms of the Security Trust
                  Deed or the Series Supplement;

           (ii)   interfering with the management of the Series Trust;

           (iii)  winding up or terminating the Series Trust; or

           (iv)   disposing of, or otherwise dealing with, the Assets of the
                  Series Trust.

      (c)  (CLASS B NOTEHOLDERS): No Extraordinary Resolution of a separate meeting of the Class B Noteholders (other than one referred to in clause 14(a)) shall be effective for any purpose unless:

           (i)    there are then no Senior Securities outstanding;

           (ii)   it has been sanctioned by an Extraordinary Resolution of the
                  Voting Secured Creditors representing or being the Senior
                  Securityholders; or

           (iii)  the Security Trustee is of the opinion that its becoming effective will not be materially prejudicial to the interests of the Senior Securityholders or any class of Senior
                  Securityholders.

      (d)  (ASSUMPTIONS): The Security Trustee is entitled to assume that a
           Class B Basic Term Modification referred to in clause 14(a) of this
           Annexure will not be materially prejudicial to the interests of the
           Class B Noteholders and that an Extraordinary Resolution of the Class
           B Noteholders in clause 13(c) will not be materially prejudicial to the interests of the Senior Securityholders, if each of the Rating
           Agencies confirm in writing that the Class B Basic Term Modification or the Extraordinary Resolution (respectively) upon coming into effect will not lead to a reduction, qualification or withdrawal of the then rating by that Rating Agency of the Class B Notes or any of the Senior Securities.

14.   EXTRAORDINARY RESOLUTION BINDING ON SECURED CREDITORS

      Subject to clause 13(b), an Extraordinary Resolution of the Voting Secured
      Creditors is binding upon all Secured Creditors and each of the Secured
      Creditors, the Trustee, the Manager and the Security Trustee is bound to give effect to the Extraordinary Resolution, provided that:

                                                                               7

      (a)  (CLASS B BASIC TERM MODIFICATION): an Extraordinary Resolution of the
           Voting Secured Creditors to sanction a Class B Basic Term
           Modification will not be effective for any purpose unless its becoming effective has been sanctioned by an Extraordinary Resolution of the Class B Noteholders or the Security Trustee is of the opinion that its becoming effective will not be materially prejudicial to the interests of the Class B Noteholders;

      (b)  (EXTRAORDINARY RESOLUTION AFFECTING OFFERED NOTEHOLDERS): subject to clause 14(c) in the case of an Extraordinary Resolution purporting to effect a Payment Modification (as defined in the Offered Note Trust
           Deed), an Extraordinary Resolution which by its terms, in the opinion of the Offered Note Trustee in accordance with, and subject to, the
           Offered Note Trust Deed, affects the Offered Noteholders only, or in a manner different to the rights of Secured Creditors generally, or alters the terms of the Offered Notes, or is materially prejudicial to the interests of the Offered Noteholders, will not be effective unless a Special Majority (as defined in the Offered Note Trust Deed)
           of the Offered Noteholders has consented, in accordance with the
           Offered Note Trust Deed, to such Extraordinary Resolution of the
           Voting Secured Creditors or, if the Offered Noteholders have become entitled to attend a meeting of Voting Secured Creditors, the Offered
           Noteholders at a separate meeting pass an Extraordinary Resolution consenting to such Extraordinary Resolution of the Voting Secured
           Creditors;

      (c)  (PAYMENT MODIFICATION IN RELATION TO OFFERED NOTES): an Extraordinary
           Resolution which by its terms effects or purports to effect a Payment
           Modification (as that expression is defined in the Offered Note Trust
           Deed) will not be effective as against a given Offered Noteholder unless consented to by that Offered Noteholder;

      (d)  (EXTRAORDINARY RESOLUTION AFFECTING CLASS A-2 NOTEHOLDERS): an
           Extraordinary Resolution, which by its terms, in the opinion of the
           Security Trustee, affects the Class A-2 Noteholders only, or in a manner different to the rights of the Secured Creditors generally, or alters the terms of the Class A-2 Notes, or is materially prejudicial to the interests of the Class A-2 Noteholders, will not be effective unless the Class A-2 Noteholders at a separate meeting pass an
           Extraordinary Resolution consenting to such Extraordinary Resolution of the Voting Secured Creditors;

      (e)  (EXTRAORDINARY RESOLUTION AFFECTING REDRAW BONDHOLDERS): such an
           Extraordinary Resolution, which by its terms, in the opinion of the
           Security Trustee, affects the Redraw Bondholders only, or in a manner different to the rights of the Secured Creditors generally, or alters the terms of the Redraw Bonds, or is materially prejudicial to the interests of the Redraw Bondholders will not be effective unless the
           Redraw Bondholders at a separate meeting pass an Extraordinary
           Resolution consenting to such Extraordinary Resolution of the Voting
           Secured Creditors; and

      (f)  (EXTRAORDINARY RESOLUTION AFFECTING OTHER SECURED CREDITORS): such an
           Extraordinary Resolution which by its terms, in the opinion of the
           Security Trustee, affects the Standby Redraw Facility Provider, the
           Liquidity Facility Provider, a Hedge Provider and/or the Sellers
           (each in its capacity as a Secured Creditor) (a "RELEVANT SECURED
           CREDITOR") only, or in a manner different to the rights of Secured
           Creditors generally, or is materially prejudicial to the interests of a Relevant Secured Creditor will not be effective unless the Relevant
           Secured Creditor consents in writing to the Extraordinary Resolution.

                                                                               8

15.   MINUTES AND RECORDS

      Minutes of all resolutions and proceedings at every meeting must be made and duly entered in the books to be provided for that purpose by the
      Security Trustee. Any such minutes if purporting to be signed by the chairman of the meeting at which such resolutions were passed or proceedings transacted or by the chairman of the next succeeding meeting
      (if any) of Voting Secured Creditors, are conclusive evidence of the matters stated in them. Until the contrary is provided, every such meeting in respect of the proceedings of which minutes have been made and signed are deemed to have been duly convened and held and all resolutions passed and proceedings conducted at such meetings are deemed to have been duly passed and conducted.

16.   WRITTEN RESOLUTIONS

      Notwithstanding the preceding provisions of this Annexure, a resolution of all the Voting Secured Creditors or a class of Voting Secured Creditors
      (including an Extraordinary Resolution of the Voting Secured Creditors or
      a class of Voting Secured Creditors) may be passed, without any meeting or previous notice being required, by an instrument or notes in writing which have:

      (a)  in the case of a resolution (including an Extraordinary Resolution)
           of all the Voting Secured Creditors, been signed by all the Voting
           Secured Creditors and, in the case of a resolution (including an
           Extraordinary Resolution) of a class of Voting Secured Creditors, been signed by all the Voting Secured Creditors in the class; and

      (b)  any such instrument shall be effective upon presentation to the
           Security Trustee for entry in the records referred to in clause 15.

17.   INVALID RESOLUTIONS

      Any resolution of the Voting Secured Creditors which purports to direct the Security Trustee or a Receiver to take any action which would hinder the performance of any party under the Master Trust Deed or a Transaction
      Document (except to the extent that enforcement action is taken against the Trustee or in respect of the Charged Property) is invalid.

18.   FURTHER PROCEDURES FOR MEETINGS

      Subject to all other provisions of the Security Trust Deed, the Security
      Trustee may without the consent of the Voting Secured Creditors prescribe such further regulations regarding the holding of meetings of the Voting
      Secured Creditors and attendance and voting at such meetings as the
      Security Trustee may in its sole discretion determine including particularly (but without prejudice to the generality of the foregoing)
      such regulations and requirements as the Security Trustee thinks reasonable:

      (a)  (REGARDING ENTITLEMENT TO VOTE): so as to satisfy itself that persons who purport to attend or vote at any meeting of Voting Secured
           Creditors are entitled to do so in accordance with this Annexure and the other provisions of the Security Trust Deed; and

      (b)  (REGARDING REPRESENTATIVES): as to the form of appointment of a
           Representative.

19.   CLASS OF SECURED CREDITORS

      The provisions of this Annexure apply, mutatis mutandis, to a meeting of any class of Voting Secured Creditors under this Annexure or the Security
      Trust Deed. If the Offered Noteholders

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      become entitled to attend a meeting of Voting Secured Creditors or to have their own separate meeting, the evidence of the entitlement of such
      Offered Noteholders to attend such meeting and to vote thereat, and any other relevant matters, will be determined in accordance with the Offered
      Note Trust Deed and the Agency Agreement, with such amendments as determined by the Security Trustee.

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